UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number

811-22481
                Apollo Senior Floating Rate Fund Inc.
(Exact name of registrant as specified in charter)
9 West 57th Street
                  New York, New York 10019
(Address of principal executive offices) (Zip code)
James Vanek, President
9 West 57th Street
                   New York, New York 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code:
(212)
 515-3200
Date of fiscal year end:
December
 31
Date of reporting period:
December
 31, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)
Apollo Tactical Income Fund Inc. (NYSE: AIF)
Annual Report
December 31, 2023

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary
December 31, 2023 (unaudited)

Dear Shareholders,
We would like to start by saying thank you for your interest in Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.
The key theme of the U.S. economy and markets in 2023 can be captured in two words: surprising resilience. Last year, three U.S. regional banks failed and Credit Suisse AG was absorbed by UBS Group AG in a government-brokered emergency buyout. The Federal Reserve (the “Fed”) continued to raise interest rates in an effort to tame the post-pandemic rise in inflation, pushing the federal funds rate to 5.50%, the highest level in over 20 years. That said, the fourth quarter of 2023 ended on a high note: On December 13th, Fed Chair Jay Powell indicated that the central bank is ready to pivot from its aggressive hiking campaign and it now expects three interest rate cuts in 2024. The Fed Chair’s move punctuated a swift reversal in risk markets that began in late October on the back of moderating inflation and a collapse in long-term interest rates. In the last two months of 2023, the U.S. High Yield and Investment Grade Indices returned over 8% and 9%, respectively, each posting their strongest two-month
finish to a year on record
1
. To sustain this rally into 2024, the Fed will have to carefully calibrate its monetary policy lever between economic activity and price stability – overemphasizing either for too long risks re-accelerating
inflation or, alternatively, provoking a recession. Achieving this balance is the monumental task the Fed Chair faces in 2024 but exiting 2023, the market was, for the moment, willing to look past this challenge.
U.S. Leveraged Loans gained 13.22% in 2023, the best performance since 2009 and the second-best on record
2
. The Morningstar LSTA U.S. Leveraged Loan Index gained close to or above 1% in eight out of the 12 months in 2023, with only three months in the red
2
. Loans, as measured by the Morningstar LSTA U.S. Leveraged Loan Index, gained 1.65% in December, a six-month
high, following a respectable 1.22% showing in November. Rapidly rising rates provided an exceptional boost to last year’s outsized gains, as base rates, represented by three-month Secured Over Night Financing Rate (“SOFR”), averaged better than 5% last year. Two years ago, the base rate was less than 20 basis points (bps)
2
. High-yield bonds, corporate bonds, and equities all participated in the rally as well, particularly in Q4. High-yield bonds gained 7.07%
2
in the fourth quarter, bringing full year returns to 13.48%
2
. Corporate bonds followed suit, with Q4 gains of 8.19% and full year returns of 8.41%
2
. Equities, as represented by the S&P 500, was the strongest performing asset class in 2023, returning 26.29% to investors, boosted by 11.69% returns in Q4
2
. High-yield bond yields and spreads ended the year at 7.82% and 377bps
1
, respectively. Leveraged loan yields and spreads ended the year at 8.60% and 500bps
1
, respectively.
The rally lifted the share of performing loans priced at par and above to the highest level since rate hikes began. By the end of December, 38% of performing loans belonged to the par-or-better
bucket, the highest reading since January 2022
2
. The prior high mark of the year was set in
mid-September
at 25%
2
. An elevated share of loans priced at par or above typically serves as a threshold for repricing activity. Indeed, as this number swelled, borrowers seized the window of opportunity to lower their interest expense ahead of the year-end
slowdown in financial markets; in fact, it was the busiest December for repricing in four years. Ten of the 18 December repricings lowered spreads on deals that were originally syndicated earlier in 2023, and 14 were for borrowers rated at least
B-plus.
This brought the full year repricing tally to $81.3 billion, with 54% of this amount concentrated around September and December
2
. In addition to lowering spreads opportunistically, borrowers continued to focus on managing near-term maturities, either via a full refinancing or amend-and-extend
transaction. The former category slowed considerably as the market approached year-end,
with just $4.2 billion of loans launching for this purpose. However, for the full year, the $137 billion of refinancings accounted for a record 58% of all new-issue
transactions, up from just $58.5 billion in 2022
2
. Higher-rated companies accounted for the bulk of supply in 2023, with $95 billion (70%) issued by borrowers rated
B-flat
or higher and only $29 billion (21%) from those rated
B-minus
by at least one ratings agency. Outside of refinancings, extension activity picked up the pace after slowing in October and November, totaling $9.8 billion in December, and lifting the full-year total to a record $80.4 billion
2
.
One theme that strengthened in 2023 was the rise of the private credit market. The 2010 Dodd-Frank Act, passed in the wake of the Global Financial Crisis, was the spark that incited the
“de-banking
trend”. Since then, the pace of private credit growth has nearly doubled from an average of 12% between 2010 to 2019 to 23% between 2020 to 2022. If 2022 was the year private credit became top of mind for borrowers and sponsors, 2023 was the year this thinking formalized as a go-to
financing solution, catalyzed by investor interest in return prospects for lenders and an expanding

1	JP Morgan High Yield Bond and Leveraged Loan Market Monitor, December 2023
2	PitchBook Data / LCD December Wrap

Annual Report | 1

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Manager Commentary (continued)
December 31, 2023 (unaudited)

opportunity set for scaled direct lenders. This is particularly true for managers focused on lending to large-cap
borrowers as the secular trend of privatization of public markets continues and the segment increasingly consolidates in the hands of a few scaled platforms such as Apollo. In 2023, a confluence of unfortunate events felled Silvergate Capital Corp., Signature Bank, and Silicon Valley Bank in a series of bank runs. While the regional banking turmoil did not turn into a bigger crisis, the burdens on the banking industry accelerated the shift of financing activity out of the sector. On top of that, rising interest rates over the course of 2023 forced many issuers who were looking to roll their maturities or raise growth capital to think creatively. These structural shifts in capital requirements have led to banks stepping back from corporate lending that diverged from the typical, mainstream transaction, leaving well-resourced asset managers with stable long-term funding to fill the void and provide unique, long-term opportunities. Looking forward into 2024, we continue to monitor the economic backdrop, geopolitical instability in Ukraine and the Middle East, and a wave of elections in more than 50 countries this year. Despite the many uncertainties in 2024, we believe the current market environment could be a rich opportunity for our credit strategy. However, we also acknowledge this uncertainty, and are continuing to manage each Fund’s portfolio thoughtfully, so we can play offense when volatility returns or more clarity emerges. In this environment, the Funds benefited from the investment team’s disciplined approach and emphasis on downside protection; as well as from the strong performance of the private assets held in each of the Funds.
In terms of navigating this environment, Apollo remains focused on high quality credit selection and risk mitigation, refinancing and downgrade risk, and being cautious of certain sectors that appear more vulnerable to negative macro trends (such as persistent inflation, the weakened consumer, and worsening credit metrics for lower-rated issuers). Although the syndicated markets have begun stepping back in to finance certain situations, 2023 has showcased Apollo’s origination capabilities and our ability to craft creative financing solutions for our corporate and sponsor counterparties. We are engaged with a growing number of companies and sponsors searching for alternative financing in a compelling private credit market that offers the benefits of speed, certainty, and flexibility. In such volatile environments and periods of uncertainty, it is our view that the weight and scale of the broader Apollo platform will present compelling opportunities for the Funds that would otherwise be unavailable in normalized markets, and we believe we are well positioned to seize and create these opportunities.
We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call
1-877-864-4834,
or visit our website at www.apollofunds.com.
Sincerely,
Apollo Credit Management, LLC

2 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Financial Data
December 31, 2023 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	90.4%
High Yield Bonds	9.3%
Equity/Other	0.3%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.96%
Weighted Average Fixed-Rate Coupon	7.53%
Weighted Average Maturity (in years) (floating assets)	4.24
Weighted Average Maturity (in years) (fixed assets)	5.07
Weighted Average Modified Duration (in years) (e)	0.33
Average Position Size by Issuer (f)	$3,807,597
Number of Issuers (f)	93
Floating Rate Exposure	92.26%
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,166

Credit Quality (b)

BB	4.4%
B	54.8%
CCC+ or Lower	9.6%
Not Rated	31.2%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Services: Business	18.3%
Healthcare & Pharmaceuticals	15.1%
High Tech Industries	15.0%
Banking, Finance, Insurance & Real Estate	9.2%
Telecommunications	6.0%
Total	63.6%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

AOC	2.9%
Gainwell Acquisition Corp.	2.5%
Solera, LLC	2.4%
DCert Buyer, Inc.	2.4%
BDO USA, P.A.	2.3%
Allied Universal Holdco, LLC	2.2%
Garda World Security Corp.	2.2%
Trident TPI Holdings, Inc.	2.2%
McGraw-Hill Education, Inc.	2.1%
Advarra Holdings, Inc.	1.9%
Total	23.1%

(a)	Averages based on par value of investment securities, except for the percentage of floating rate exposure and the weighted average modified duration, which are based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2023. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments.
(g)	Excludes securities with no rating or non-performing defaulted securities as of December 31, 2023.

Annual Report | 3

Apollo Senior Floating Rate Fund Inc.
Fund Performance
December 31, 2023 (unaudited)

Apollo Senior Floating Rate Fund Inc. (“AFT”) returned 18.49% on a net asset value (“NAV”) per share basis and 20.12% on a market price per share basis for the year ended December 31, 2023, outperforming the S&P/LSTA Leveraged Loan Index, which returned 13.32% for the period. As of December 31, 2023, AFT held 90.4% of its fair value of investment securities in first and second lien leveraged loans, 9.3% in high-yield bonds and 0.3% in equities and other securities. Outperformance in AFT relative to the index was driven mostly through credit selection, with an emphasis on downside protection and capital preservation. Additionally, AFT benefitted from performance of the private assets held in the fund.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AFT - Market Price	20.12%	(a)	6.83%	(a)(b)	4.79%	(a)(b)	4.48%	(a)(b)
AFT - NAV	18.49%	(a)	6.81%	(a)(b)	5.54%	(a)(b)	5.89%	(a)(b)
S&P/LSTA Leveraged Loan Index (c)	13.32%		5.80%	(b)	4.42%	(b)	4.50%	(b)

Distributions (e)

Current Monthly Distribution (per share)	$0.137
Current Distribution Rate at Market Price (f)	12.41%
Current Distribution Rate at NAV (f)	10.94%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 23, 2011.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

4 | Annual Report

Apollo Tactical Income Fund Inc.
Financial Data
December 31, 2023 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	74.9%
High Yield Bonds	17.5%
Structured Products	7.4%
Equity/Other	0.2%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	5.57%
Weighted Average Fixed-Rate Coupon	6.73%
Weighted Average Maturity (in years) (floating assets)	4.78
Weighted Average Maturity (in years) (fixed assets)	4.95
Weighted Average Modified Duration (in years) (e)	0.59
Average Position Size by Issuer (f)	$3,362,592
Number of Issuers (f)	100
Floating Rate Exposure	84.27%
Weighted Average S&P Rating (g)	B
Weighted Average Rating Factor (Moody’s) (g)	3,205

Credit Quality (b)

BB	10.2%
B	37.7%
CCC+ or Lower	11.0%
Not Rated	41.1%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)

Healthcare & Pharmaceuticals	16.6%
High Tech Industries	14.2%
Services: Business	9.6%
Banking, Finance, Insurance & Real Estate	8.4%
Media: Advertising, Printing, & Publishing	7.3%
Total	56.1%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)

Churchill Middle Market CLO, Ltd.	2.6%
Gainwell Acquisition Corp.	2.6%
BDO USA, P.A.	2.5%
Mavis Tire Express Services Corp.	2.5%
DCert Buyer, Inc.	2.4%
Fortress Credit CLO, Ltd.	2.1%
Solera, LLC	2.1%
Inovalon Holdings, Inc.	2.1%
Advarra Holdings, Inc.	2.0%
PetSmart, Inc.	2.0%
Total	22.9%

(a)	Averages based on par value of investment securities, except for the percentage of floating rate exposure and the weighted average modified duration, which are based on market value.
(b)
Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2023. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)
The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 7.4% of the portfolio as of December 31, 2023.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Excludes equity investments and includes fixed and floating rate assets.
(f)	Excludes equity investments.
(g)	Excludes securities with no rating or in default as of December 31, 2023.

Annual Report | 5

Apollo Tactical Income Fund Inc.
Fund Performance
December 31, 2023 (unaudited)

Apollo Tactical Income Fund Inc. (“AIF”) returned 19.53% on a net asset value (“NAV”) per share basis and 29.10% on a market price per share basis for the year ended December 31, 2023, outperforming the S&P/LSTA Leveraged Loan Index, which returned 13.32% for the period. As of December 31, 2023, AIF held 74.9% of its fair value of investment securities in first and second lien leveraged loans, 17.5% in high-yield bonds, 7.4% in collateralized loan obligations (“CLOs”), and 0.2% in equities and other securities. Outperformance in AIF relative to the index was primarily driven by credit selection, with a focus on high quality credit selection and risk mitigation, and caution on certain sectors that appear more vulnerable to negative macro trends. Additionally, AIF benefitted from performance of the private assets held in the fund.

Performance Comparison

	YTD		5 Yr		10 Yr		Since Inception (d)
AIF - Market Price	29.10	% (a)	9.35	% (a)(b)	6.66	% (a)(b)	5.64	% (a)(b)
AIF - NAV	19.53	% (a)	7.23	% (a)(b)	6.40	% (a)(b)	6.64	% (a)(b)
S&P/LSTA Leveraged Loan Index (c)	13.32%		5.80	% (b)	4.42	% (b)	4.44	% (b)

Distributions (e)
Current Monthly Distribution (per share)	$0.133
Current Distribution Rate at Market Price (f)	11.43%
Current Distribution Rate at NAV (f)	10.81%

(a)
Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(b)	Annualized.
(c)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(d)	Inception date February 25, 2013.
(e)	All or a portion of the Fund’s distributions may be comprised of ordinary income, capital gains and/or return of capital. Refer to Note 7 in the Notes to the Consolidated Financial Statements.
(f)
Distribution rates represent the latest declared regular distribution, annualized, relative to the most recent month-end market price and NAV. Special distributions are not included in the calculation.

6 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans - 129.8% (a)

AEROSPACE & DEFENSE - 2.3%

Peraton Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/01/28 (c)	5,431,514	5,451,882

BANKING, FINANCE, INSURANCE & REAL ESTATE - 13.0%

Apex Group Treasury, LLC
First Lien Term Loan, (3M SOFR + 3.75%, 0.50% Floor), 9.38%, 07/27/28 (c)	2,911,835	2,904,556
First Lien Term Loan, (3M SOFR + 5.00%, 0.50% Floor), 10.40%, 07/27/28 (c)	1,546,875	1,544,941

Asurion, LLC
First Lien Term Loan B9, (1M SOFR + 3.25%, 0.00% Floor), 8.72%, 07/31/27 (b) (c)	997,436	991,591
Second Lien Term Loan B4, (1M SOFR + 5.25%, 0.00% Floor), 10.72%, 01/20/29 (c)	3,866,174	3,658,058

Higginbotham Insurance Agency, Inc.
First Lien First AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/25/26 (c)(d)	249,550	249,550
First Lien Third AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/24/28 (c)(d)	590,520	590,520

First Lien Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/24/28 (c)(d)	855,932	855,933

Howden Group Holdings Ltd (United Kingdom)
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.61%, 11/12/27 (c)(d)(e)	4,960,000	4,960,000

Insight XI Aggregator, L.P. (Cayman Islands)
First Lien Term Loan, (1M SOFR + 3.85%, 0.00% Floor), 9.21%, 08/28/24 (c)(d)(e)	2,967,912	2,967,912

Redfin Corporation
First Lien Term Loan, (3M SOFR + 5.75%, 1.50% Floor), 11.24%, 10/20/28 (c)(d)	1,745,625	1,693,256

SG Acquisition, Inc.
First Lien Incremental Term Loan, (3M SOFR + 6.00%, 0.50% Floor), 11.48%, 01/27/27 (c)(d)	3,819,787	3,762,490
First Lien Term Loan, (3M SOFR + 6.00%, 0.50% Floor), 11.48%, 01/27/27 (c)(d)	423,404	417,053

Stretto, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.39%, 10/13/28 (c)(d)	6,000,000	5,880,000

		30,475,860

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 3.3%

Cube Industrials Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.40%, 10/18/30 (c)(d)	3,586,207	3,496,552

JPW Industries Holding Corporation
First Lien Term Loan, (3M SOFR + 5.88%, 2.00% Floor), 11.25%, 11/22/28 (c)(d)	2,500,000	2,437,500

Safe Fleet Holdings, LLC
First Lien Term Loan, (1M SOFR + 5.00%, 0.50% Floor), 10.46%, 02/23/29 (c)	394,000	397,448
Second Lien Term Loan, (1M SOFR + 6.75%, 1.00% Floor), 12.21%, 02/02/26 (c)	1,403,846	1,372,961

		7,704,461

CHEMICALS, PLASTICS, & RUBBER - 7.9%

LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 8.97%, 10/15/28 (c)	3,714,745	3,728,694
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 9.71%, 10/15/28 (c)	5,907,164	5,934,248

Luxembourg Investment Company 437 SARL (Luxembourg)
First Lien Term Loan, (2.00% PIK), (3M SOFR + 10.00%, 0.00% Floor), 15.65%, 04/30/24 (c)(d)(f)	811,319	675,358
First Lien Term Loan B, (6M SOFR + 5.00%, 0.50% Floor), 0.00%, 01/03/29 (c)(e)(g)	4,695,549	1,995,609

Olympus Water US Holding Corporation
First Lien Incremental Term Loan, (3M SOFR + 5.00%, 0.50% Floor), 10.35%, 11/09/28 (c)	1,904,228	1,917,719
First Lien Term Loan, (3M SOFR + 4.50%, 0.50% Floor), 9.95%, 11/09/28 (c)	2,762,176	2,769,647

W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M SOFR + 3.75%, 0.50% Floor), 9.36%, 09/22/28 (c)	1,421,231	1,427,961

		18,449,236

CONSUMER GOODS: DURABLE - 0.6%

Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M SOFR + 5.00%, 1.00% Floor), 10.47%, 12/15/26 (c)	497,487	495,520

Weber-Stephen Products LLC
First Lien Term Loan, (1M SOFR + 3.25%, 0.75% Floor), 8.72%, 10/30/27 (c)	1,074,905	946,685

		1,442,205

See accompanying Notes to Consolidated Financial Statements. | 7

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSUMER GOODS: NON-DURABLE - 4.1%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 12/21/28 (c)	4,227,690	4,252,633
Iconix Brand Group
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.50%, 08/22/29 (c)(d)	1,788,462	1,770,577
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.52%, 08/22/29 (c)(d)	820,924	812,715
KDC/ONE Development Corporation, Inc. (Canada)
First Lien Term Loan, (1M SOFR + 5.00%, 0.00% Floor), 10.36%, 08/15/28 (c)(e )	2,827,596	2,808,510

		9,644,435

CONTAINERS, PACKAGING & GLASS - 6.2%
Anchor Glass Container Corporation
First Lien Term Loan, (3.75% PIK), (3M/6M SOFR + 5.00%, 1.00% Floor), 10.83%, 06/07/26 (c)(f)	5,848,732	4,832,515
Berlin Packaging LLC
First Lien Term Loan B, (1M/3M SOFR + 3.75%, 0.50% Floor), 9.21%, 03/11/28 (c)	2,292,017	2,297,358
Trident TPI Holdings, Inc.
First Lien Incremental Term Loan, (3M SOFR + 5.25%, 0.50% Floor), 10.60%, 09/15/28 (c)	1,320,874	1,327,148
First Lien Term Loan B3, (3M SOFR + 4.00%, 0.50% Floor), 9.61%, 09/15/28 (c)	5,950,448	5,941,790

		14,398,811

ENVIRONMENTAL INDUSTRIES - 3.5%
Dispatch Acquisition Holdings, LLC
First Lien Term Loan, (3M SOFR + 4.63%, 0.75% Floor), 10.12%, 03/27/28 (c)	465,473	438,902
First Lien Term Loan B, (3M SOFR + 4.25%, 0.75% Floor), 9.75%, 03/27/28 (c)	2,925,000	2,758,026
LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 1.00% Floor), 9.97%, 05/05/28 (c)	5,238,195	4,878,069

		8,074,997

HEALTHCARE & PHARMACEUTICALS - 21.0%
Advarra Holdings, Inc.
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.61%, 08/24/29 (c)(d)	6,355,651	6,323,872

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)
Allied Benefit Systems Intermediate LLC
First Lien Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 10.63%, 10/31/30 (c)(d)	3,381,443	3,330,722
Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.50% Floor), 8.61%, 02/15/29 (c)	5,239,510	5,223,791
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (1M SOFR + 6.62%, 0.75% Floor), 12.09%, 09/20/27 (c)	2,661,805	2,578,623
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.71%, 02/01/27 (c)	4,444,698	3,630,763
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M SOFR + 4.00%, 0.75% Floor), 9.45%, 10/01/27 (c)	8,476,495	8,264,582
Loire Finco Luxembourg SARL (United Kingdom)
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 04/21/27 (c)(e)	1,945,682	1,905,309
LSCS Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 0.50% Floor), 9.97%, 12/16/28 (c)	2,001,046	1,975,533
Medical Solutions Holdings, Inc.
First Lien Term Loan, (1M SOFR + 3.25%, 0.50% Floor), 8.71%, 11/01/28 (c)	3,926,632	3,697,591
OMH-Healthedge Holdings, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.35%, 10/08/29 (c)(d)	5,413,534	5,278,195
Resonetics, LLC
First Lien Term Loan, (3M SOFR + 4.00%, 0.75% Floor), 9.65%, 04/28/28 (c)	3,910,000	3,918,152
Star Parent, Inc.
First Lien Term Loan B, (3M SOFR + 4.00%, 0.00% Floor), 9.35%, 09/27/30 (c)	1,000,000	990,695
Zest Acquisition Corp.
First Lien Term Loan, (1M SOFR + 5.50%, 0.00% Floor), 10.86%, 02/08/28 (c)	1,980,000	1,941,638

		49,059,466

8 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HIGH TECH INDUSTRIES - 19.0%
Anaplan, Inc.
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.85%, 06/21/29 (c)(d)	5,650,529	5,678,782
Avalara, Inc.
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 12.60%, 10/19/28 (c)(d)	4,545,455	4,568,182
Crewline Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.75%, 1.00% Floor), 12.10%, 11/08/30 (c)(d)	1,811,321	1,766,038
DCert Buyer, Inc.
First Lien Term Loan, (1M SOFR + 4.00%, 0.00% Floor), 9.36%, 10/16/26 (c)	4,568,577	4,537,694
Second Lien Term Loan, (1M SOFR + 7.00%, 0.00% Floor), 12.36%, 02/19/29 (c)	3,927,401	3,593,572
Electronics for Imaging, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.00% Floor), 10.45%, 07/23/26 (c)	4,862,745	2,969,314
Evergreen IX Borrower 2023, LLC
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 11.35%, 09/30/30 (c)(d)	3,602,484	3,512,422
Flexera Software LLC
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.22%, 03/03/28 (c)	3,346,627	3,348,986
Imprivata, Inc.
Second Lien Term Loan, (3M SOFR + 6.25%, 0.50% Floor), 11.60%, 12/01/28 (c)	2,205,882	2,117,647
Riverbed Technology, Inc.
First Lien Term Loan, (2.00% PIK), (3M SOFR + 4.50%, 1.00% Floor), 9.85%, 07/01/28 (c)(f)	341,269	235,475
UKG, Inc.
First Lien Term Loan, (3M SOFR + 3.75%, 0.00% Floor), 9.23%, 05/04/26 (c)	2,992,188	3,003,019
Second Lien Term Loan, (3M SOFR + 5.25%, 0.50% Floor), 10.68%, 05/03/27 (c)	1,000,000	1,003,840
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/15/29 (c)	3,711,414	3,721,621
Zendesk, Inc.
First Lien Term Loan, (3.25% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.61%, 11/22/28 (c)(d)(f)	4,534,730	4,534,730

		44,591,322

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 7.5%
Associations Inc.
First Lien 4th Incremental Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 12.16%, 07/02/27 (c)(d)(f)	359,999	359,999
First Lien Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 12.17%, 07/02/27 (c)(d)(f)	3,115,992	3,115,992
Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.71%, 04/09/29 (c)	4,663,916	4,586,472
McGraw-Hill Education, Inc.
First Lien Term Loan, (1M SOFR + 4.75%, 0.50% Floor), 10.22%, 07/28/28 (c)	6,183,468	6,185,416
R. R. Donnelley & Sons Company
First Lien Term Loan, (1M SOFR + 7.25%, 0.75% Floor), 12.71%, 03/17/28 (c)	3,304,525	3,312,373

		17,560,252

MEDIA: BROADCASTING & SUBSCRIPTION - 2.9%
Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M SOFR + 7.00%, 1.00% Floor), 12.46%, 03/25/24 (c)(d)	73,747	72,088
First Lien Term Loan, (3M SOFR + 8.00%, 1.00% Floor), 13.46%, 03/24/25 (c)	2,479,047	2,243,537
First Lien Term Loan, (8.25% PIK), (3M SOFR + 8.25%, 1.00% Floor), 13.71%, 03/23/26 (c)(d)(f)	2,201,957	1,497,331
CSC Holdings, LLC
First Lien Term Loan B, (1M LIBOR + 2.25%, 0.00% Floor), 7.73%, 07/17/25 (c)	2,977,444	2,936,519

		6,749,475

RETAIL - 3.6%
Claire’s Stores, Inc.
First Lien Term Loan B, (1M SOFR + 6.50%, 0.00% Floor), 11.95%, 12/18/26 (c)	2,008,236	1,840,879
EG Group Limited (United Kingdom)
First Lien Term Loan, (SOFR + 5.50%, 0.00% Floor), 11.24%, 02/07/28 (c)(e)	1,990,013	1,960,162
PetSmart, Inc.
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/11/28 (c)	4,690,812	4,646,250

		8,447,291

See accompanying Notes to Consolidated Financial Statements. | 9

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

SERVICES: BUSINESS - 24.3%
Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M SOFR + 4.50%, 0.75% Floor), 10.18%, 10/28/27 (c)	2,951,662	2,937,362
Allied Universal Holdco LLC
First Lien Term Loan, (1M SOFR + 3.75%, 0.50% Floor), 9.21%, 05/12/28 (b)(c)	6,517,227	6,500,348
BDO USA, P.A.
First Lien Term Loan, (1M SOFR + 6.00%, 2.00% Floor), 11.36%, 08/31/28 (c)(d)	7,980,000	7,820,400
Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.95%, 09/30/27 (c)	116,773	91,266
Coretrust Purchasing Group LLC
First Lien Term Loan, (1M SOFR + 6.75%, 0.75% Floor), 12.11%, 10/01/29 (c)(d)	2,300,075	2,231,073
Deerfield Dakota Holding, LLC
First Lien Term Loan, (3M SOFR + 3.75%, 1.00% Floor), 9.10%, 04/09/27 (c)	6,205,790	6,159,246
eResearchTechnology, Inc.
First Lien Term Loan B, (1M SOFR + 4.50%, 1.00% Floor), 9.97%, 02/04/27 (c)	6,310,879	6,312,362
Garda World Security Corporation (Canada)
First Lien Term Loan B, (3M SOFR + 4.25%, 0.00% Floor), 9.62%, 02/01/29 (c)(e)	1,713,064	1,717,800
First Lien Term Loan B2, (3M SOFR + 4.25%, 0.00% Floor), 9.72%, 10/30/26 (c)(e)	5,539,602	5,556,498
Ingenovis Health, Inc.
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 9.71%, 03/06/28 (c)	990,000	962,775
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.22%, 03/06/28 (c)	3,913,477	3,810,748
Planet US Buyer LLC
First Lien Term Loan, (3M SOFR + 6.75%, 0.75% Floor), 12.13%, 02/01/30 (c)(d)	2,756,944	2,688,021
Solera, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 9.47%, 06/02/28 (c)	3,982,781	3,934,490
Second Lien Term Loan, (3M SOFR + 9.00%, 1.00% Floor), 14.49%, 06/04/29 (c)	4,266,509	4,202,511
Wellsky
First Lien Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 11.22%, 03/10/28 (c)(d)	1,975,000	1,975,000

		56,899,900

	Principal Amount ($)	Value ($)

SERVICES: CONSUMER - 1.9%
2U, Inc.
First Lien Term Loan B, (6M SOFR + 6.50%, 0.75% Floor), 11.95%, 12/28/26 (c)	1,602,241	1,470,056
Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 4.00%, 0.75% Floor), 9.47%, 05/04/28 (c)	2,984,694	2,994,021

		4,464,077

TELECOMMUNICATIONS - 7.4%
CommScope, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.72%, 04/06/26 (c)	3,722,098	3,338,257
Flight Bidco, Inc.
First Lien Term Loan, (1M SOFR + 3.50%, 0.00% Floor), 8.97%, 07/23/25 (c)	2,577,408	2,541,505
MLN US Holdco LLC
First Lien Second Out Term Loan, (3M SOFR + 6.70%, 1.00% Floor), 12.20%, 10/18/27 (c)(d)	3,807,495	2,874,658
First Lien Term Loan, (3M SOFR + 6.44%, 1.00% Floor), 11.94%, 10/18/27 (c)(d)	638,138	611,017
Orbcomm, Inc.
First Lien Term Loan, (1M/3M SOFR + 4.25%, 0.75% Floor), 9.81%, 09/01/28 (c)	1,029,007	980,129
U.S. TelePacific Corp.
First Lien Term Loan, (6.00% PIK), (3M SOFR + 7.00%, 1.00% Floor), 12.53%, 05/02/26 (c)(f)	3,288,922	1,179,079
Third Lien Term Loan, 0.00%, 05/02/27 (c)(d)(j)	319,086	–
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 9.35%, 03/22/29 (c)(e)	3,734,170	3,732,097
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.33%, 0.50% Floor), 9.68%, 03/09/27 (c)	2,391,956	2,062,320

		17,319,062

TRANSPORTATION: CARGO - 0.7%
Channelside AcquisitionCo, Inc.
First Lien Term Loan, (1M SOFR + 6.75%, 1.00% Floor), 12.11%, 06/30/28 (c)(d)	1,773,714	1,747,109

WHOLESALE - 0.6%
LBM Acquisition, LLC
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 12/17/27 (c)	1,401,305	1,387,951

Total Senior Loans (Cost $313,490,289)		303,867,792

10 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds - 13.4%

AUTOMOTIVE - 1.0%
Carvana Co.
(12.00% PIK),12.00%, 12/01/28 (f)(h)(i)	989,000	842,208
(13.00% PIK),13.00%, 06/01/30 (f)(h)(i)	852,000	719,408
(14.00% PIK),14.00%, 06/01/31 (f)(h)(i)	995,000	852,466

		2,414,082

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.1%
KCF Puerto Rico, LLC (Puerto Rico) 0.00%, 06/28/28 (d)(e)(j)	882,529	315,331

CHEMICALS, PLASTICS, & RUBBER - 0.3%
Cheever Escrow Issuer, LLC 7.13%, 10/01/27 (h)(i)	750,000	750,128

CONSUMER GOODS: DURABLE - 1.5%
Varsity Brands Holding Co., Inc. (SOFR + 6.50%, 1.00% Floor), 11.83%, 12/15/26 (d)(i)	3,500,000	3,447,500

ENERGY: OIL & GAS - 0.4%
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/26 (h)(i)	1,051,000	1,049,226

FOREST PRODUCTS & PAPER - 0.6%
Spa US Holdco, Inc. (Finland) 4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,319,531

HEALTHCARE & PHARMACEUTICALS - 0.7%
Bausch Health Companies, Inc. 5.50%, 11/01/25 (h)(i)	750,000	686,528
Embecta Corp. 5.00%, 02/15/30 (h)(i)	1,063,000	903,167

		1,589,695

HIGH TECH INDUSTRIES - 2.5%
Wolfspeed, Inc. 9.88%, 06/23/30 (d)(h)(i)	6,000,000	5,797,800

HOTEL, GAMING & LEISURE - 0.5%
NCL Corporation Ltd. 9.75%, 02/22/28 (d)(h)(i)	1,153,000	1,224,832

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%
McGraw-Hill Education, Inc. 5.75%, 08/01/28 (h)(i)	1,000,000	964,435

MEDIA: BROADCASTING & SUBSCRIPTION - 0.7%
CSC Holdings, LLC 4.13%, 12/01/30 (h)(i)	2,000,000	1,512,750

METALS & MINING - 0.0%
ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	18,879	—
Magnetation, LLC / Mag Finance Corp. 0.00%, 05/15/18 (d)(g)(h)(i)(j)	639,000	—

		—

	Principal Amount ($)	Value ($)

RETAIL - 1.7%
EG Group Limited (United Kingdom)
(3.75% PIK), (SOFR + 7.50%, 0.50% Floor), 12.85%, 11/30/28 (d)(e)(f)(i)	3,000,000	2,880,000
12.00%, 11/30/28 (e)(h)(i)	976,000	1,040,057

		3,920,057

SERVICES: BUSINESS - 1.7%
Advantage Sales & Marketing Inc. 6.50%, 11/15/28 (h)(i)	3,327,000	3,063,252
Allied Universal Holdco LLC 4.63%, 06/01/28 (h)(i)	1,000,000	919,375

		3,982,627

TELECOMMUNICATIONS - 1.3%
Frontier Communications Holdings, LLC 5.00%, 05/01/28 (h)(i)	3,239,000	3,001,973

Total Corporate Notes and Bonds (Cost $32,628,537)		31,289,967

	Quantity	Value ($)
Common Stocks - 0.4%

AUTOMOTIVE - 0.0%
APC Parent, Inc. (d)(j)	241,972	—

ENERGY: OIL & GAS - 0.0%

RDV Resources, Inc. (d)(j)	28,252	13,131

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc. (d)(j)	3,133	34,938

MEDIA: BROADCASTING & SUBSCRIPTION - 0.0%

Anuvu Corp. (d)(j)	108,418	41,199

SERVICES: BUSINESS - 0.4%

Carestream Health, Inc. (d)(j)	118,564	750,510

Total Common Stocks (Cost $4,452,636)		839,778

Preferred Stock - 0.1%

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK) (d)(f)	4,439	230,144

Total Preferred Stock (Cost $170,424)		230,144

Partnership Interests - 0.0%

HIGH TECH INDUSTRIES - 0.0%

Vector Capitano Holdings, LP Class B-1 (Cayman Islands) (d)(e)(j)	9,055	—

Vector Capitano Holdings, LP Class B-2 (Cayman Islands) (d)(e)(j)	7,051	—

Total Partnership Interests (Cost $0)		—

Total Investments - 143.6% (Cost of $350,741,886)		336,227,681
Other Assets & Liabilities, Net - 11.9%		27,753,322
Loan Outstanding - (55.5)% (k)(l)		(129,900,531)

Net Assets (Applicable to Common Shares) - 100.0%		234,080,472

See accompanying Notes to Consolidated Financial Statements. | 11

Apollo Senior Floating Rate Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2023. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2023, the 1, 3 and 6 month LIBOR rates were 5.47%, 5.59%, and 5.59%, respectively, the 1, 3 and 6 month SOFR rates were 5.35%, 5.33%, and 5.16%, respectively, and the Prime lending rate was 8.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, these securities amounted to $30,974,635, or 13.23% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $130,000,000 less unamortized deferred financing costs of $99,469.

12 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans - 111.0% (a)

AEROSPACE & DEFENSE - 2.6%

Peraton Corporation
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/01/28 (c)	5,431,514	5,451,882

BANKING, FINANCE, INSURANCE & REAL ESTATE - 10.8%

Asurion, LLC
Second Lien Term Loan B4, (1M SOFR + 5.25%, 0.00% Floor), 10.72%, 01/20/29 (c)	2,885,398	2,730,077
Higginbotham Insurance Agency, Inc.
First Lien First AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/25/26 (c)(d)	249,550	249,550
First Lien Third AMD Delayed Draw Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/24/28 (c)(d)	590,520	590,520
First Lien Term Loan, (1M SOFR + 5.50%, 1.00% Floor), 10.96%, 11/24/28 (c)(d)	855,932	855,933
Howden Group Holdings Ltd (United Kingdom)
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.61%, 11/12/27 (c)(d)(e)	4,960,000	4,960,000
Insight XI Aggregator, L.P. (Cayman Islands)
First Lien Term Loan, (1M SOFR + 3.85%, 0.00% Floor), 9.21%, 08/28/24 (c)(d)(e)	1,978,608	1,978,608
Redfin Corporation
First Lien Term Loan, (3M SOFR + 5.75%, 1.50% Floor), 11.24%, 10/20/28 (c)(d)	1,745,625	1,693,256
SG Acquisition, Inc.
First Lien Incremental Term Loan, (3M SOFR + 6.00%, 0.50% Floor), 11.48%, 01/27/27 (c)(d)	3,819,787	3,762,490
First Lien Term Loan, (3M SOFR + 6.00%, 0.50% Floor), 11.48%, 01/27/27 (c)(d)	423,404	417,053
Stretto, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.39%, 10/13/28 (c)(d)	6,000,000	5,880,000

		23,117,487

BEVERAGE, FOOD & TOBACCO - 0.9%

Ultimate Baked Goods Midco LLC
First Lien Term Loan L, (1M SOFR + 6.25%, 1.00% Floor), 11.71%, 08/13/27 (c)(d)	2,010,324	2,008,113

	Principal Amount ($)	Value ($)

CAPITAL EQUIPMENT - 3.4%

Cube Industrials Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.40%, 10/18/30 (c)(d)	3,586,207	3,496,552

JPW Industries Holding Corporation
First Lien Term Loan, (3M SOFR + 5.88%, 2.00% Floor), 11.25%, 11/22/28 (c)(d)	2,500,000	2,437,500
Safe Fleet Holdings, LLC
Second Lien Term Loan, (1M SOFR + 6.75%, 1.00% Floor), 12.21%, 02/02/26 (c)	1,403,846	1,372,961

		7,307,013

CHEMICALS, PLASTICS, & RUBBER - 5.6%

LSF11 A5 Holdco LLC
First Lien Term Loan, (1M SOFR + 4.25%, 0.50% Floor), 9.71%, 10/15/28 (c)	5,907,164	5,934,248
Luxembourg Investment Company 437 SARL (Luxembourg)
First Lien Term Loan, (2.00% PIK), (3M SOFR + 10.00%, 0.00% Floor), 15.65%, 04/30/24 (c)(d)(f)	811,319	675,358
First Lien Term Loan B, (6M SOFR + 5.00%, 0.50% Floor), 0.00%, 01/03/29 (c)(e)(g)	4,695,549	1,995,609
Olympus Water US Holding Corporation
First Lien Incremental Term Loan, (3M SOFR + 5.00%, 0.50% Floor), 10.35%, 11/09/28 (c)	1,904,228	1,917,719
W.R. Grace Holdings, LLC
First Lien Term Loan B, (3M SOFR + 3.75%, 0.50% Floor), 9.36%, 09/22/28 (c)	1,421,231	1,427,961

		11,950,895

CONSUMER GOODS: DURABLE - 0.6%

Varsity Brands Holding Co., Inc.
First Lien Term Loan, (1M SOFR + 5.00%, 1.00% Floor), 10.47%, 12/15/26 (c)	497,487	495,520
Weber-Stephen Products LLC
First Lien Term Loan, (1M SOFR + 3.25%, 0.75% Floor), 8.72%, 10/30/27 (c)	972,493	856,489

		1,352,009

CONSUMER GOODS: NON-DURABLE - 3.2%

ABG Intermediate Holdings 2 LLC
First Lien Term Loan, (1M SOFR + 3.50%, 0.50% Floor), 8.96%, 12/21/28 (c)	1,503,905	1,512,778

See accompanying Notes to Consolidated Financial Statements. | 13

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

CONSUMER GOODS: NON-DURABLE (continued)
Iconix Brand Group
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.50%, 08/22/29 (c)(d)	1,788,462	1,770,577
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.52%, 08/22/29 (c)(d)	820,924	812,715
KDC/ONE Development Corporation, Inc. (Canada)
First Lien Term Loan, (1M SOFR + 5.00%, 0.00% Floor), 10.36%, 08/15/28 (c)(e)	2,827,596	2,808,510

		6,904,580

CONTAINERS, PACKAGING & GLASS - 4.0%

Anchor Glass Container Corporation
First Lien Term Loan, (3.75% PIK), (3M/6M SOFR + 5.00%, 1.00% Floor), 10.83%, 06/07/26 (c)(f)	5,669,542	4,684,459
LABL, Inc.
First Lien Term Loan, (1M SOFR + 5.00%, 0.50% Floor), 10.46%, 10/29/28 (b)(c)	1,994,911	1,918,735
Trident TPI Holdings, Inc.
First Lien Incremental Term Loan, (3M SOFR + 5.25%, 0.50% Floor), 10.60%, 09/15/28 (c)	1,980,000	1,989,405

		8,592,599

ENVIRONMENTAL INDUSTRIES - 2.3%

LTR Intermediate Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.50%, 1.00% Floor), 9.97%, 05/05/28 (c)	5,238,195	4,878,069

HEALTHCARE & PHARMACEUTICALS - 23.9%

Advarra Holdings, Inc.
First Lien Term Loan, (1M SOFR + 5.25%, 0.75% Floor), 10.61%, 08/24/29 (c)(d)	6,355,651	6,323,872
Allied Benefit Systems Intermediate LLC
First Lien Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 10.63%, 10/31/30 (c)(d)	2,536,082	2,498,041
Athenahealth, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.50% Floor), 8.61%, 02/15/29 (c)	4,011,802	3,999,766
Azurity Pharmaceuticals, Inc.
First Lien Term Loan B, (1M SOFR + 6.62%, 0.75% Floor), 12.09%, 09/20/27 (c)	3,371,619	3,266,256

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)
Bausch Health Companies, Inc.
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.71%, 02/01/27 (c)	3,516,618	2,872,637
Gainwell Acquisition Corporation
First Lien Term Loan B, (3M SOFR + 4.00%, 0.75% Floor), 9.45%, 10/01/27 (c)	8,476,495	8,264,582
Gateway US Holdings, Inc.
First Lien Delayed Draw Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 12.00%, 09/22/26 (c)(d)	145,499	144,772
First Lien Eighth AMD Delayed Draw, (3M SOFR + 6.50%, 0.75% Floor), 12.00%, 09/22/26 (c)(d)	640,695	637,491
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 12.00%, 09/22/26 (c)(d)	2,788,975	2,775,030
Inovalon Holdings, Inc.
First Lien Term Loan, (2.75% PIK), (1M SOFR + 6.25%, 0.75% Floor), 11.72%, 11/24/28 (c)(d)(f)	6,532,807	6,451,147
Second Lien Term Loan, (15.97% PIK), (1M SOFR + 10.50%, 0.75% Floor), 15.97%, 11/25/33 (c)(d)(f)	133,888	131,210
Medical Solutions Holdings, Inc.
First Lien Term Loan, (1M SOFR + 3.25%, 0.50% Floor), 8.71%, 11/01/28 (c)	2,608,147	2,456,013
OMH-Healthedge Holdings, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 1.00% Floor), 11.35%, 10/08/29 (c)(d)	4,511,278	4,398,496
Tivity Health, Inc.
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 11.35%, 06/28/29 (c)(d)	4,937,500	4,875,781
Zest Acquisition Corp.
First Lien Term Loan, (1M SOFR + 5.50%, 0.00% Floor), 10.86%, 02/08/28 (c)	1,980,000	1,941,637

		51,036,731

HIGH TECH INDUSTRIES - 18.0%

Anaplan, Inc.
First Lien Term Loan, (3M SOFR + 6.50%, 0.75% Floor), 11.85%, 06/21/29 (c)(d)	5,650,529	5,678,782
Avalara, Inc.
First Lien Term Loan, (3M SOFR + 7.25%, 0.75% Floor), 12.60%, 10/19/28 (c)(d)	4,545,455	4,568,182
Crewline Buyer, Inc.
First Lien Term Loan, (3M SOFR + 6.75%, 1.00% Floor), 12.10%, 11/08/30 (c)(d)	1,811,321	1,766,038

14 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

HIGH TECH INDUSTRIES (continued)
DCert Buyer, Inc.
First Lien Term Loan, (1M SOFR + 4.00%, 0.00% Floor), 9.36%, 10/16/26 (c)	4,112,787	4,084,985
Second Lien Term Loan, (1M SOFR + 7.00%, 0.00% Floor), 12.36%, 02/19/29 (c)	3,933,068	3,598,757
Electronics for Imaging, Inc.
First Lien Term Loan, (3M SOFR + 5.00%, 0.00% Floor), 10.45%, 07/23/26 (c)	979,270	597,967
Evergreen IX Borrower 2023, LLC
First Lien Term Loan, (3M SOFR + 6.00%, 0.75% Floor), 11.35%, 09/30/30 (c)(d)	3,602,484	3,512,422
Imprivata, Inc.
First Lien Term Loan, (1M SOFR + 3.75%, 0.50% Floor), 9.22%, 12/01/27 (c)	489,924	492,286
Second Lien Term Loan, (3M SOFR + 6.25%, 0.50% Floor), 11.60%, 12/01/28 (c)	2,205,882	2,117,647
IQN Holding Corp.
First Lien Term Loan, (3M SOFR + 5.25%, 0.75% Floor), 10.64%, 05/02/29 (c)(d)	4,048,445	4,048,445
Riverbed Technology, Inc.
First Lien Term Loan, (2.00% PIK), (3M SOFR + 4.50%, 1.00% Floor), 9.85%, 07/01/28 (c)(f)	304,704	210,246
UKG, Inc.
First Lien Term Loan, (3M SOFR + 3.75%, 0.00% Floor), 9.23%, 05/04/26 (c)	1,994,792	2,002,013
Virtusa Corporation
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/15/29 (c)	2,728,914	2,736,419
Zendesk, Inc.
First Lien Term Loan, (3.25% PIK), (3M SOFR + 6.25%, 0.75% Floor), 11.61%, 11/22/28 (c)(d)(f)	3,033,537	3,033,537

		38,447,726

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 9.8%

Accelerate360 Holdings, LLC
First Lien Revolving Term Loan, (3M SOFR + 6.00%, 0.00% Floor), 11.64%, 02/04/27 (c)(d)	1,017,747	1,017,747
First Lien Term Loan, (3M SOFR + 6.00%, 0.00% Floor), 11.64%, 02/04/27 (c)(d)	3,880,921	3,880,921
Associations Inc.
First Lien 4th Incremental Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 12.16%, 07/02/27 (c)(d)(f)	359,999	359,999
First Lien Term Loan, (2.50% PIK), (3M SOFR + 6.50%, 1.00% Floor), 12.17%, 07/02/27 (c)(d)(f)	3,115,992	3,115,992

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)

Houghton Mifflin Harcourt Company
First Lien Term Loan B, (1M SOFR + 5.25%, 0.50% Floor), 10.71%, 04/09/29 (c)	4,128,324	4,059,773
McGraw-Hill Education, Inc.
First Lien Term Loan, (1M SOFR + 4.75%, 0.50% Floor), 10.22%, 07/28/28 (c)	5,252,730	5,254,385
R. R. Donnelley & Sons Company
First Lien Term Loan, (1M SOFR + 7.25%, 0.75% Floor), 12.71%, 03/17/28 (c)	3,304,525	3,312,373

		21,001,190

MEDIA: BROADCASTING & SUBSCRIPTION - 1.7%

Anuvu Holdings 2, LLC
First Lien Delayed Draw Term Loan, (3M SOFR + 7.00%, 1.00% Floor), 12.46%, 03/25/24 (c)(d)	69,796	68,225
First Lien Term Loan, (3M SOFR + 8.00%, 1.00% Floor), 13.46%, 03/24/25 (c)	2,346,207	2,123,317
First Lien Term Loan, (8.25% PIK), (3M SOFR + 8.25%, 1.00% Floor), 13.71%, 03/23/26 (c)(d)(f)	2,083,965	1,417,096

		3,608,638

RETAIL - 2.9%

Claire’s Stores, Inc.
First Lien Term Loan B, (1M SOFR + 6.50%, 0.00% Floor), 11.95%, 12/18/26 (c)	2,008,236	1,840,879

PetSmart, Inc.
First Lien Term Loan, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 02/11/28 (c)	4,362,374	4,320,931

		6,161,810

SERVICES: BUSINESS - 12.0%

Advantage Sales & Marketing Inc.
First Lien Term Loan B1, (3M SOFR + 4.50%, 0.75% Floor), 10.18%, 10/28/27 (c)	1,356,037	1,349,467

BDO USA, P.A.
First Lien Term Loan, (1M SOFR + 6.00%, 2.00% Floor), 11.36%, 08/31/28 (c)(d)	7,980,000	7,820,400

Carestream Health, Inc.
First Lien Term Loan, (3M SOFR + 7.50%, 1.00% Floor), 12.95%, 09/30/27 (c)	54,489	42,586

Coretrust Purchasing Group LLC
First Lien Term Loan, (1M SOFR + 6.75%, 0.75% Floor), 12.11%, 10/01/29 (c)(d)	2,300,075	2,231,073

See accompanying Notes to Consolidated Financial Statements. | 15

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)

SERVICES: BUSINESS (continued)

eResearchTechnology, Inc.
First Lien Term Loan B, (1M SOFR + 4.50%, 1.00% Floor), 9.97%, 02/04/27 (c)	2,995,629	2,996,333
Planet US Buyer LLC
First Lien Term Loan, (3M SOFR + 6.75%, 0.75% Floor), 12.13%, 02/01/30 (c)(d)	2,756,944	2,688,021
Solera, LLC
First Lien Term Loan B, (1M SOFR + 4.00%, 0.50% Floor), 9.47%, 06/02/28 (c)	2,802,816	2,768,832
Second Lien Term Loan, (3M SOFR + 9.00%, 1.00% Floor), 14.49%, 06/04/29 (c)	3,903,653	3,845,098
Wellsky
First Lien Term Loan, (1M SOFR + 5.75%, 0.75% Floor), 11.22%, 03/10/28 (c)(d)	1,975,000	1,975,000

		25,716,810

SERVICES: CONSUMER - 2.6%

Mavis Tire Express Services Corporation
First Lien Term Loan B, (1M SOFR + 4.00%, 0.75% Floor), 9.47%, 05/04/28 (c)	5,572,080	5,589,493

TELECOMMUNICATIONS - 5.3%

CommScope, Inc.
First Lien Term Loan B, (1M SOFR + 3.25%, 0.00% Floor), 8.72%, 04/06/26 (b)(c)	2,637,893	2,365,861
Flight Bidco, Inc.
First Lien Term Loan, (1M SOFR + 3.50%, 0.00% Floor), 8.97%, 07/23/25 (c)	2,359,252	2,326,388
MLN US Holdco LLC
First Lien Second Out Term Loan, (3M SOFR + 6.70%, 1.00% Floor), 12.20%, 10/18/27 (c)(d)	2,284,497	1,724,795
First Lien Term Loan, (3M SOFR + 6.44%, 1.00% Floor), 11.94%, 10/18/27 (c)(d)	382,882	366,610
U.S. TelePacific Corp.
First Lien Term Loan, (6.00% PIK), (3M SOFR + 7.00%, 1.00% Floor), 12.53%, 05/02/26 (c)(f)	3,288,922	1,179,079
Third Lien Term Loan, 0.00%, 05/02/27 (c)(d)(j)	319,086	—
Zacapa SARL (Luxembourg)
First Lien Term Loan, (3M SOFR + 4.00%, 0.50% Floor), 9.35%, 03/22/29 (c)(e)	2,746,733	2,745,208
Zayo Group Holdings, Inc.
First Lien Term Loan, (1M SOFR + 4.33%, 0.50% Floor), 9.68%, 03/09/27 (c)	610,505	526,371

		11,234,312

	Principal Amount ($)	Value ($)

TRANSPORTATION: CARGO - 0.8%

Channelside AcquisitionCo, Inc.
First Lien Term Loan, (1M SOFR + 6.75%, 1.00% Floor), 12.11%, 06/30/28 (c)(d)	1,773,714	1,747,109

WHOLESALE - 0.5%

LBM Acquisition, LLC
First Lien Term Loan B, (1M SOFR + 3.75%, 0.75% Floor), 9.21%, 12/17/27 (c)	990,896	981,453

Total Senior Loans (Cost $244,129,405)		237,087,919

Corporate Notes and Bonds - 24.9%

AEROSPACE & DEFENSE - 1.0%

Transdigm, Inc.
7.13%, 12/01/31 (h)(i)	2,000,000	2,106,811

AUTOMOTIVE - 1.6%

Carvana Co.
(12.00% PIK), 12.00%, 12/01/28 (f)(h)(i)	1,379,000	1,174,322
(13.00% PIK), 13.00%, 06/01/30 (f)(h)(i)	1,188,000	1,003,118
(14.00% PIK), 14.00%, 06/01/31 (f)(h)(i)	1,387,000	1,188,312

		3,365,752

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.6%

Alliant Holdings Intermediate, LLC
5.88%, 11/01/29 (h)(i)	3,400,000	3,235,525
KCF Puerto Rico, LLC (Puerto Rico)
0.00%, 06/28/28 (d)(e)(j)	814,642	291,075

		3,526,600

CHEMICALS, PLASTICS, & RUBBER - 0.9%

W.R. Grace Holdings, LLC
4.88%, 06/15/27 (h)(i)	2,000,000	1,926,586

CONSUMER GOODS: DURABLE - 1.6%

Varsity Brands Holding Co., Inc.
(SOFR + 6.50%, 1.00% Floor), 11.83%, 12/15/26 (d)(i)	3,500,000	3,447,500

ENERGY: OIL & GAS - 2.6%

Moss Creek Resources Holdings, Inc.
7.50%, 01/15/26 (h)(i)	1,433,000	1,430,582

Sitio Royalties Operating Partnership LP
7.88%, 11/01/28 (h)(i)	1,000,000	1,035,000

Venture Global LNG, Inc.
8.13%, 06/01/28 (h)(i)	3,000,000	3,026,775

		5,492,357

16 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

ENVIRONMENTAL INDUSTRIES - 0.4%

GFL Environmental Inc. (Canada)
6.75%, 01/15/31 (e)(h)(i)	776,000	799,376

FOREST PRODUCTS & PAPER - 0.6%

Spa US Holdco, Inc. (Finland)
4.88%, 02/04/28 (e)(h)(i)	1,500,000	1,319,531

HEALTHCARE & PHARMACEUTICALS - 0.6%

Bausch Health Companies, Inc.
5.50%, 11/01/25 (h)(i)	500,000	457,685
Embecta Corp.
5.00%, 02/15/30 (h)(i)	1,063,000	903,167

		1,360,852

HIGH TECH INDUSTRIES - 3.1%

Austin BidCo Inc.
7.13%, 12/15/28 (h)(i)	2,000,000	1,738,750
Wolfspeed, Inc.
9.88%, 06/23/30 (d)(h)(i)	5,000,000	4,831,500

		6,570,250

HOTEL, GAMING & LEISURE - 2.7%

CDI Escrow Issuer, Inc.
5.75%, 04/01/30 (h)(i)	2,000,000	1,952,044
6.75%, 05/01/31 (h)(i)	2,500,000	2,543,750
NCL Corporation Ltd.
9.75%, 02/22/28 (d)(h)(i)	1,153,000	1,224,832

		5,720,626

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.9%

Outfront Media Capital, LLC
5.00%, 08/15/27 (h)(i)	2,000,000	1,947,540

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 0.00%, 12/31/19 (d)(g)(j)	86,775	—
Magnetation, LLC / Mag Finance Corp.
0.00%, 05/15/18 (d)(g)(h)(i)(j)	2,937,000	—

		—

RETAIL - 2.7%

EG Group Limited (United Kingdom)
(3.75% PIK), (SOFR + 7.50%, 0.50% Floor), 12.85%, 11/30/28 (d)(e)(f)(i)	3,000,000	2,880,000
12.00%, 11/30/28 (e)(h)(i)	976,000	1,040,057
PetSmart, Inc.
7.75%, 02/15/29 (h)(i)	2,000,000	1,937,980

		5,858,037

SERVICES: BUSINESS - 2.0%

Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (h)(i)	2,683,000	2,470,305
Allied Universal Holdco LLC
4.63%, 06/01/28 (h)(i)	2,000,000	1,838,750

		4,309,055

	Principal Amount ($)	Value ($)

SERVICES: CONSUMER - 1.0%

Mavis Tire Express Services Corporation
6.50%, 05/15/29 (h)(i)	2,405,000	2,178,630

TELECOMMUNICATIONS - 1.0%

Frontier Communications Holdings, LLC
8.63%, 03/15/31 (h)(i)	2,000,000	2,038,125

WHOLESALE - 0.6%

LBM Acquisition, LLC
6.25%, 01/15/29 (h)(i)	1,344,000	1,197,840

Total Corporate Notes and Bonds (Cost $54,595,232)		53,165,468

Convertible Bonds - 1.1%

HOTEL, GAMING & LEISURE - 1.1%

Peloton Interactive, Inc.
0.00%, 02/15/26 (h)(j)	3,000,000	2,307,532

Total Convertible Bonds (Cost $2,525,455)		2,307,532

Structured Products - 11.0% (m)

Basswood Park CLO Ltd (Cayman Islands)
2021-1, Class E 11.83%, 04/20/34 (e)(i)(n)	2,000,000	1,926,508
Churchill Middle Market CLO, Ltd. (Cayman Islands)
2021-1A E, Class E 13.82%, 10/24/33 (e)(i)(n)	4,000,000	3,632,792
Fortress Credit BSL CLO, Ltd. (Cayman Islands)
2021-3, Class E 12.74%, 07/20/34 (e)(i)(n)	3,000,000	2,999,664
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E 12.81%, 04/15/31 (e)(i)(n)	4,000,000	3,773,323
Franklin Park Place CLO, Ltd. (Cayman Islands)
2022-1A, Class E 12.89%, 04/14/35 (e)(i)(n)	2,000,000	1,913,574
Golub Capital Partners CLO, Ltd. (Cayman Islands)
2021-55A, Class E 12.24%, 07/20/34 (e)(i)(n)	2,000,000	1,952,194
KKR Financial CLO, Ltd. (Cayman Islands)
2017, Class ER 13.05%, 04/15/34 (e)(i)(n)	2,750,000	2,615,616
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER 13.65%, 10/20/30 (e)(i)(n)	5,000,000	4,641,905

Total Structured Products (Cost $24,350,761)		23,455,576

See accompanying Notes to Consolidated Financial Statements. | 17

Apollo Tactical Income Fund Inc.
Consolidated Schedule of Investments (continued)
December 31, 2023

	Quantity	Value ($)

Common Stocks - 0.2%

AUTOMOTIVE - 0.0%

APC Parent, Inc. (d)(j)	241,972	—

ENERGY: OIL & GAS - 0.0%
RDV Resources, Inc. (d)(j)	7,743	3,599

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%
Acosta, Inc. (d)(j)	3,133	34,938

MEDIA: BROADCASTING & SUBSCRIPTION - 0.0%
Anuvu Corp. (d)(j)	102,608	38,991

SERVICES: BUSINESS - 0.2%
Carestream Health, Inc. (d)(j)	55,323	350,194

Total Common Stocks (Cost $3,197,792)		427,722

Preferred Stock - 0.1%

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%
Acosta, Inc., (14.50% PIK) (d)(f)	4,439	230,144

Total Preferred Stock (Cost $170,424)		230,144

	Quantity	Value ($)
Partnership Interests - 0.0%

HIGH TECH INDUSTRIES - 0.0%
Vector Capitano Holdings, LP Class B-1 (Cayman Islands) (d)(e)(j)	8,085	—
Vector Capitano Holdings, LP Class B-2 (Cayman Islands) (d)(e)(j)	6,295	—

Total Partnership Interests (Cost $0)		—

Total Investments - 148.3%
(Cost of $328,969,069)		316,674,361
Other Assets & Liabilities, Net - 8.3%		17,843,503
Loan Outstanding - (56.6)% (k)(l)		(120,948,185)

Net Assets (Applicable to Common Shares) - 100.0%		213,569,679

(a)
“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2023. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)
The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/SOFR/Prime rate. As of December 31, 2023, the 1, 3 and 6 month LIBOR rates were 5.47%, 5.59%, and 5.59%, respectively, the 1, 3 and 6 month SOFR rates were 5.35%, 5.33%, and 5.16%, respectively, and the Prime lending rate was 8.50%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of LIBOR, SOFR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Fixed rate asset.
(i)
Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2023, these securities amounted to $76,329,969, or 35.74% of net assets.

(j)	Non-income producing asset.
(k)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(l)	Principal of $121,000,000 less unamortized deferred financing costs of $51,815.
(m)
Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss, deferral or non-payment
of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(n)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2023.

18 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Assets and Liabilities
December 31, 2023

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $350,741,886 and $328,969,069, respectively)	$336,227,681	$316,674,361
Cash and cash equivalents	31,948,712	15,816,923
Interest receivable	1,968,483	2,711,082
Receivable for investment securities sold	71,632	2,317,422
Net unrealized appreciation on unfunded commitments (Note 9)	44,723	60,612
Receivable from affiliate	221,219	383,587
Prepaid expenses	199,618	197,896

Total assets	$370,682,068	$338,161,883

Liabilities:

Borrowings under credit facility (principal $130,000,000 and $121,000,000, respectively, less unamortized deferred financing costs of $99,469 and $51,815, respectively) (Note 8)	$129,900,531	$120,948,185
Payable for investment securities purchased	5,566,017	2,569,954
Interest payable	91,822	85,130
Investment advisory fee payable	309,335	283,938
Other payables and accrued expenses due to affiliates	338,258	342,858
Other payables and accrued expenses	395,633	362,139

Total liabilities	$136,601,596	$124,592,204

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$234,080,472	$213,569,679

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,575 and 14,464,026 issued and outstanding, respectively) (Note 6)	$295,425,527	$275,364,267
Total accumulated loss	(61,345,055)	(61,794,588)

Net Assets (Applicable to Common Shareholders)	$234,080,472	$213,569,679

Number of Common Shares Outstanding	15,573,575	14,464,026
Net Asset Value, per Common Share	$15.03	$14.77

See accompanying Notes to Consolidated Financial Statements. | 19

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Consolidated Statements of Operations
For the Year Ended December 31, 2023

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$38,673,051	$36,256,002

Total investment income	38,673,051	36,256,002

Expenses:

Investment advisory fee (Note 3)	3,608,644	3,297,084
Interest and commitment fee expense (Note 8)	7,943,732	7,387,905
Professional fees	148,251	148,251
Legal fees	340,832	348,639
Administrative services of the Adviser (Note 3)	744,664	769,503
Fund administration and accounting services (Note 3)	258,994	244,959
Insurance expense	326,648	326,648
Board of Directors fees (Note 3)	150,049	150,049
Amortization of deferred financing costs (Note 8)	144,894	185,951
Other operating expenses	266,124	287,908

Total expenses	13,932,832	13,146,897
Less: Expense waiver (Note 3)	(146,219)	(308,587)

Net expenses	13,786,613	12,838,310

Net Investment Income	24,886,438	23,417,692

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(5,852,913)	(8,083,932)
Net change in unrealized appreciation on investments and unfunded commitments (Note 9)	16,929,680	19,323,597

Net realized and unrealized gain on investments	11,076,767	11,239,665

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$35,963,205	$34,657,357

20 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$24,886,438	$17,051,351
Net realized loss on investments	(5,852,913)	(9,097,630)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	16,929,680	(26,091,075)

Net increase/(decrease) in net assets from operations	35,963,205	(18,137,354)

Distributions to Common Shareholders
Total distributions to common shareholders	(22,908,728)	(17,037,490)

Total increase/(decrease) in net assets	$13,054,477	$(35,174,844)

Net Assets Applicable to Common Shares

Beginning of year	221,025,995	256,200,839

End of year	$234,080,472	$221,025,995

See accompanying Notes to Consolidated Financial Statements. | 21

Apollo Tactical Income Fund Inc.
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$23,417,692	$17,236,013
Net realized loss on investments	(8,083,932)	(11,050,299)
Net change in unrealized appreciation/(depreciation) on investments and unfunded commitments	19,323,597	(28,069,497)

Net increase/(decrease) in net assets from operations	34,657,357	(21,883,783)

Distributions to Common Shareholders
Total distributions to common shareholders	(21,421,221)	(17,009,694)

Total increase/(decrease) in net assets	$13,236,136	$(38,893,477)

Net Assets Applicable to Common Shares

Beginning of year	200,333,543	239,227,020

End of year	$213,569,679	$200,333,543

22 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2023

Cash Flows from Operating Activities:

Net increase in net assets from operations	$35,963,205

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	5,852,913
Net change in unrealized appreciation on investments and unfunded commitments	(16,929,680)
Net amortization/(accretion) of premium/(discount)	(1,397,489)
Purchase of investment securities	(174,891,530)
Proceeds from disposition of investment securities and principal paydowns	179,470,513
Payment-in-kind interest	(852,838)
Amortization of deferred financing costs	144,894
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(84,814)
Increase in receivable from affiliate	(221,219)
Decrease in prepaid expenses	194,275
Decrease in interest payable	(395,320)
Increase in investment advisory fee payable	8,950
Increase in other payables and accrued expenses due to affiliates	330,276
Increase in other payables and accrued expenses	38,065

Net cash flows provided by operating activities	27,230,201

Cash Flows from Financing Activities:
Deferred financing cost paid	(4,768)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(22,908,728)

Net cash flows used in financing activities	(22,913,496)

Net Increase in Cash and Cash Equivalents	4,316,705

Cash and cash equivalents, beginning of year	27,632,007

Cash and cash equivalents, end of year	$31,948,712

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$8,339,052

See accompanying Notes to Consolidated Financial Statements. | 23

Apollo Tactical Income Fund Inc.
Consolidated Statement of Cash Flows
For the Year Ended December 31, 2023

Cash Flows from Operating Activities:

Net increase in net assets from operations	$34,657,357

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities:
Net realized loss on investments	8,083,932
Net change in unrealized appreciation on investments and unfunded commitments	(19,323,597)
Net amortization/(accretion) of premium/(discount)	(1,371,208)
Purchase of investment securities	(160,385,815)
Proceeds from disposition of investment securities and principal paydowns	155,822,117
Payment-in-kind interest	(994,608)
Amortization of deferred financing costs	185,951
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(125,243)
Increase in receivable from affiliate	(303,475)
Decrease in prepaid expenses	196,465
Decrease in interest payable	(365,718)
Increase in investment advisory fee payable	8,922
Increase in other payables and accrued expenses due to affiliates	329,671
Increase in other payables and accrued expenses	73,177

Net cash flows provided by operating activities	16,487,928

Cash Flows from Financing Activities:
Deferred financing cost paid	(10,154)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(21,421,221)

Net cash flows used in financing activities	(21,431,375)

Net Decrease in Cash and Cash Equivalents	(4,943,447)

Cash and cash equivalents, beginning of year	20,760,370

Cash and cash equivalents, end of year	$15,816,923

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$7,753,624

24 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (d)	For the Year Ended December 31, 2020 (d)	For the Year Ended December 31, 2019 (d)
Net Asset Value, Beginning of Year	$14.19	$16.45	$16.15	$16.94	$16.34

Income from Investment Operations:
Net investment income (a)	1.60	1.09	0.86	0.98	1.21
Net realized and unrealized gain/(loss) on investments and unfunded commitments	0.71	(2.26)	0.41	(0.75)	0.59

Total from investment operations	2.31	(1.17)	1.27	0.23	1.80

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.47)	(1.09)	(0.90)	(1.02)	(1.20)
Return of capital	—	—	(0.07)	—	—

Total distributions paid to Common Shareholders	(1.47)	(1.09)	(0.97)	(1.02)	(1.20)

Net Asset Value, End of Year	$15.03	$14.19	$16.45	$16.15	$16.94
Market Value, End of Year	$13.25	$12.34	$16.11	$14.40	$15.14
Total return based on net asset value (b)	18.49%	(6.46)%	8.38%	2.99%	12.35%
Total return based on market value (b)	20.12%	(16.94)%	19.04%	2.75%	14.02%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding expense waivers	6.06%	3.87%	2.91%	3.12%	4.01%
Ratio of expenses to average net assets including expense waivers	5.99%	3.87%	2.89%	3.12%	4.01%
Ratio of net investment income to average net assets	10.82%	7.20%	5.22%	6.37%	7.23%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding expense waivers	2.54%	2.38%	2.39%	2.24%	2.21%
Ratio of expenses to average net assets including expense waivers	2.48%	2.38%	2.36%	2.24%	2.21%
Supplemental Data:
Portfolio turnover rate	47.2%	75.2%	123.3%	93.6%	101.2%
Net assets at end of year (000’s)	$234,080	$221,026	$256,201	$251,534	$263,807
Senior Securities:
Principal loan outstanding (in 000’s)	$130,000	$130,000	$130,000	$121,000	$141,000
Asset coverage per $1,000 of loan outstanding (c)	$2,801	$2,700	$2,971	$3,079	$2,871

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)

See accompanying Notes to Consolidated Financial Statements. | 25

Apollo Senior Floating Rate Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2018 (d)	For the Year Ended December 31, 2017 (d)	For the Year Ended December 31, 2016 (d)	For the Year Ended December 31, 2015 (d)	For the Year Ended December 31, 2014 (d)
Net Asset Value, Beginning of Year	$17.86	$18.07	$16.92	$18.30	$19.12

Income from Investment Operations:
Net investment income (a)	1.25	1.13	1.24	1.22	1.18
Net realized and unrealized gain/(loss) on investments and unfunded commitments	(1.51)	(0.18)	1.15	(1.37)	(0.75)
Distributions from net investment income to Series A Preferred Shareholders	—	—	—	—	(0.02)

Total from investment operations	(0.26)	0.95	2.39	(0.15)	0.41

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Total distributions paid to Common Shareholders	(1.26)	(1.16)	(1.24)	(1.23)	(1.23)

Net Asset Value, End of Year	$16.34	$17.86	$18.07	$16.92	$18.30
Market Value, End of Year	$14.39	$16.22	$17.40	$15.15	$16.63
Total return based on net asset value (b)	(0.98)%	5.80%	15.33%	(0.52)%	2.63%
Total return based on market value (b)	(3.98)%	(0.22)%	24.03%	(1.98)%	(1.48)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding expense waivers	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of expenses to average net assets including expense waivers	3.84%	3.33%	3.21%	3.01%	3.07%
Ratio of net investment income to average net assets	7.10%	6.24%	7.11%	6.71%	6.22	% (e)
Ratio of net investment income to average net assets net of distribtutions to Series A Preferred Shareholders	—	—	—	—	6.13%
Ratio of Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding expense waivers	2.18%	2.16%	2.17%	2.18%	2.18%
Ratio of expenses to average net assets including expense waivers	2.18%	2.16%	2.17%	2.18%	2.18%
Supplemental Data:
Portfolio turnover rate	122.4%	102.2%	109.5%	66.1%	80.0%
Net assets at end of year (000’s)	$254,427	$278,070	$281,328	$263,438	$284,992
Senior Securities:
Principal loan outstanding (in 000’s)	$141,000	$141,000	$141,000	$149,269	$149,269
Asset coverage per $1,000 of loan outstanding (c)	$2,804	$2,972	$2,995	$2,765	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)
(e)	Net investment income does not reflect payment to preferred shareholders.

26 | See accompanying Notes to Consolidated Financial Statements.

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021 (d)	For the Year Ended December 31, 2020 (d)	For the Year Ended December 31, 2019 (d)
Net Asset Value, Beginning of Year	$13.85	$16.54	$16.27	$16.85	$16.07

Income from Investment Operations:
Net investment income (a)	1.62	1.19	0.94	1.02	1.25
Net realized and unrealized gain/(loss) on investments and unfunded commitments	0.78	(2.70)	0.33	(0.54)	0.77

Total from investment operations	2.40	(1.51)	1.27	0.48	2.02

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.48)	(1.18)	(0.99)	(1.06)	(1.24)
Return of capital	—	—	(0.01)	—	—

Total distributions paid to Common Shareholders	(1.48)	(1.18)	(1.00)	(1.06)	(1.24)

Net Asset Value, End of Year	$14.77	$13.85	$16.54	$16.27	$16.85
Market Value, End of Year	$13.96	$12.12	$15.32	$14.48	$15.10
Total return based on net asset value (b)	19.53%	(8.38)%	8.44%	4.71%	13.97%
Total return based on market value (b)	29.10%	(13.44)%	12.86%	3.99%	19.20%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding expense waivers	6.31%	4.03%	3.01%	3.16%	4.03%
Ratio of expenses to average net assets including expense waivers	6.17%	4.00%	2.92%	3.16%	4.03%
Ratio of net investment income to average net assets	11.25%	7.96%	5.66%	6.72%	7.53%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding expense waivers	2.68%	2.45%	2.45%	2.29%	2.25%
Ratio of expenses to average net assets including expense waivers	2.53%	2.42%	2.36%	2.29%	2.25%
Supplemental Data:
Portfolio turnover rate	48.4%	90.9%	137.5%	96.4%	112.3%
Net assets at end of year (000’s)	$213,570	$200,334	$239,227	$235,278	$243,751
Senior Securities:
Principal loan outstanding (in 000’s)	$121,000	$121,000	$121,000	$110,000	$126,500
Asset coverage per $1,000 of loan outstanding (c)	$2,765	$2,656	$2,977	$3,139	$2,927

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)

See accompanying Notes to Consolidated Financial Statements. | 27

Apollo Tactical Income Fund Inc.
Consolidated Financial Highlights
For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2018 (d)	For the Year Ended December 31, 2017 (d)	For the Year Ended December 31, 2016 (d)	For the Year Ended December 31, 2015 (d)	For the Year Ended December 31, 2014 (d)
Net Asset Value, Beginning of Year	$17.44	$17.18	$15.97	$18.21	$19.51

Income from Investment Operations:
Net investment income (a)	1.33	1.27	1.50	1.48	1.50
Net realized and unrealized gain/(loss) on investments and unfunded commitments	(1.38)	0.28	1.23	(2.16)	(1.14)

Total from investment operations	(0.05)	1.55	2.73	(0.68)	0.36

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.32)	(1.29)	(1.52)	(1.55)	(1.50)
Net realized gain on investments	—	—	—	(0.01)	(0.16)

Total distributions paid to Common Shareholders	(1.32)	(1.29)	(1.52)	(1.56)	(1.66)

Net Asset Value, End of Year	$16.07	$17.44	$17.18	$15.97	$18.21
Market Value, End of Year	$13.77	$15.75	$15.43	$13.89	$15.96
Total return based on net asset value (b)	0.47%	9.87%	19.34%	(2.91)%	2.63%
Total return based on market value (b)	(4.67)%	10.47%	23.24%	(3.65)%	(2.51)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding expense waivers	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of expenses to average net assets including expense waivers	3.85%	3.53%	3.36%	2.97%	2.90%
Ratio of net investment income to average net assets	7.65%	7.27%	9.20%	8.22%	7.63%
Ratio of Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding expense waivers	2.25%	2.26%	2.33%	2.22%	2.15%
Ratio of expenses to average net assets including expense waivers	2.25%	2.26%	2.33%	2.22%	2.15%
Supplemental Data:
Portfolio turnover rate	130.9%	111.8%	111.6%	67.6%	78.7%
Net assets at end of year (000’s)	$232,432	$252,265	$248,424	$230,995	$263,428
Senior Securities:
Principal loan outstanding (in 000’s)	$126,500	$138,000	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding (c)	$2,837	$2,828	$2,800	$2,674	$2,909

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(d)	Presented on a non-consolidated basis. (Note 1)

28 | See accompanying Notes to Consolidated Financial Statements.

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements
December 31, 2023

Note 1. Organization and Operation
Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“Apollo”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.
AFT and AIF each has a 100% ownership interest, consolidates, and has control over significant operating, financial, and monetary decisions of AFT Alpine SPV LLC, AFT Zorro SPV LLC, AFT Mantle SPV LLC, AFT Lender LLC, AFT Opera SPV LLC, AFT Newark SPV LLC, and AFT Ostrich SPV LLC (together, the “AFT SPVs”), AIF Alpine SPV LLC, AIF Zorro SPV LLC, AIF Mantle SPV LLC, AIF Lender LLC, AIF Opera SPV LLC, AIF Newark SPV LLC, and AIF Ostrich SPV LLC (together, the “AIF SPVs”) (each a “Subsidiary”, or together, the “Subsidiaries”). AFT Alpine SPV LLC and AIF Alpine SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on June 17, 2022, and ceased operations on March 15, 2023. AFT Zorro SPV LLC and AIF Zorro SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on November 17, 2022, and ceased operations on March 15, 2023. AFT Mantle SPV LLC and AIF Mantle SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on February 27, 2023, and ceased operations on April 27, 2023. AFT Lender LLC and AIF Lender LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on April 13, 2023. AFT Opera SPV LLC and AIF Opera SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on October 10, 2023. AFT Newark SPV LLC and AIF Newark SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which commenced operations on November 6, 2023. AFT Ostrich SPV LLC and AIF Ostrich SPV LLC are limited liability companies formed in accordance with the laws of the State of Delaware which have yet to commence operations as of December 31, 2023. AFT and AIF is each a managing and sole member of the AFT SPVs and AIF SPVs, respectively, pursuant to limited liability company operating agreements. The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Funds.
Each Fund’s board of directors (together, the “Board of Directors” or “Board”) appointed James Vanek to replace Joseph Moroney as President and Chief Investment Officer of the Funds effective May 18, 2023. Mr. Moroney’s decision to resign is not the result of any disagreement with the Adviser or its Affiliates regarding their operations, policies, practices or otherwise.
Each of the Funds has entered into a separate definitive merger agreement pursuant to which the relevant Fund is contemplated to merge with and into MidCap Financial Investment Corporation (“MFIC”), a publicly traded business development company (“BDC”) managed by Apollo Investment Management, L.P. (“AIM”), an affiliate of Apollo. The Boards of Directors of the Funds, including all of the independent directors thereof, in each case, on the recommendation of special committees comprised solely of certain independent directors of each Fund, have approved the merger agreements and the transactions contemplated thereby. In addition, each Fund has entered into an agreement with affiliates of Apollo pursuant to which (i) all merger-related expenses of the applicable Fund will be reimbursed by an affiliate of Apollo if the respective transaction closes, and (ii) a portion of the merger-related expenses of the applicable Fund will be reimbursed by an affiliate of Apollo if the respective transaction does not close.
Under the terms of the merger agreements, MFIC will be the surviving entity in the mergers and will continue to operate as a BDC and trade on the NASDAQ Global Select Exchange following the closing of the mergers. MFIC’s investment strategy focuses on first lien floating rate loans to middle market companies, primarily sourced by MidCap Financial. Under the terms of the merger agreements, stockholders of each Fund will receive an amount of newly issued shares of MFIC common stock based on the ratio of the net asset value (“NAV”) per share of the applicable Fund divided by

Annual Report | 29

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

the NAV per share of MFIC, each determined shortly before the closing of the applicable merger. In addition, at the closing of each merger, MFIC will repay or prepay any amounts outstanding under the applicable Fund’s existing credit facility, subject to the conditions set forth in MFIC’s credit facility. The closing of each merger, which is currently anticipated to occur in the first half of 2024, is subject to approval by the stockholders of the applicable Fund and of MFIC, and the satisfaction of certain other closing conditions. The closing of the merger of one Fund into MFIC is not contingent upon the closing of the merger of the other Fund into MFIC.
Promptly following closing of each merger, AIM or its affiliates will pay to the stockholders of the applicable Fund a special payment equal to $0.25 per share. In addition, following the closing of the merger(s), MFIC will distribute to its stockholders as of a record date to be determined by its board of directors an amount in cash equal to $0.20 per share. The specific tax characteristics of these amounts have not yet been determined, and no assurances can be given regarding the tax treatment to stockholders of the receipt of these amounts.
THE FOREGOING DESCRIPTIONS DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERGER AGREEMENTS AND OTHER ANCILLARY AGREEMENTS. STOCKHOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT FILED BY MFIC, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY MFIC AND/OR THE FUNDS WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND THE MERGERS.
Investment Objective
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”); however, the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the Board of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the Board with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

30 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Principles of Consolidation
The financial position and results of operations of the AFT SPVs and AIF SPVs are included in AFT and AIF’s consolidated financial statements and footnotes, respectively. All intercompany transactions and balances have been eliminated in consolidation.
Fund Valuation
Each Fund’s net asset value (“NAV”) per share will be determined daily, generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.
Security Valuation
The Funds’ Board of Directors has adopted procedures pursuant to which the Funds’ will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, each Fund’s portfolio investments for which market quotations are readily available are valued at market value using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stocks are priced based on valuations provided by an approved independent pricing service or broker, if available. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As permitted by Rule 2a-5 under the Investment Company Act, the Board has designated the Adviser as each Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Fair Value Measurements
Each Fund’s valuation designee has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:
Level
 1
 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;
Level
 2
 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and
Level
 3
 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to

Annual Report | 31

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the valuation designee’s own assumptions that market participants would use to price the asset or liability based on the best available information.
At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.
The valuation techniques used by the valuation designee to measure fair value at December 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the Fund’s investments categorized in the fair value hierarchy as of December 31, 2023 is as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$31,948,712	$31,948,712	$—	$—
Senior Loans	303,867,792	—	213,312,745	90,555,047
Corporate Notes and Bonds	31,289,967	—	17,624,504	13,665,463
Common Stocks	839,778	—	—	839,778
Preferred Stock	230,144	—	—	230,144
Partnership Interests	—	—	—	—
Unrealized appreciation on Unfunded Commitments	53,963	—	—	53,963

Total Assets	$368,230,356	$31,948,712	$230,937,249	$105,344,395

Liabilities:
Unrealized depreciation on Unfunded Commitments	(9,240)	—	—	(9,240)

Total Liabilities	(9,240)	—	—	(9,240)

	$368,221,116	$31,948,712	$230,937,249	$105,335,155

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2023:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Partnership Interests	Unfunded Commitments

Total Fair Value, beginning of year	$55,573,493	$52,192,218	$596,966	$2,599,549	$190,255	$—	$(5,495)
Purchases, including capitalized PIK	68,563,300	55,334,330	13,228,970	—	—	—	—
Sales/Paydowns	(11,087,655)	(10,800,298)	(235,937)	(51,420)	—	—	—
Accretion/(amortization) of discounts/(premiums)	167,721	164,554	3,167	—	—	—	—
Net realized gain/(loss)	(2,377,248)	(2,117,761)	235,937	51,420	(546,844)	—	—
Change in net unrealized appreciation/ (depreciation)	2,480,008	3,766,468	(163,640)	(1,759,771)	586,733	—	50,218
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(7,984,464)	(7,984,464)	—	—	—	—	—

Total Fair Value, end of year	$105,335,155	$90,555,047	$13,665,463	$839,778	$230,144	$—	$44,723

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2023 was $(2,136,352).

32 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2023:

Apollo Senior Floating Rate Fund Inc.

Assets/ Liabilities	Fair Value at December 31, 2023	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$58,177,026	Discounted Cash Flow (b)	Discount Rate (b)	8.27% - 39.89%	11.18%

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	7,820,400	Transaction Approach (d)	Recent Trade (d)	98.00%	98.00%

	24,557,621	Transaction Approach (e)	Cost (e)	N/A	N/A

Corporate	7,022,632	Discounted Cash Flow (b)	Discount Rate (b)	6.92% - 12.53%	11.27%
Notes and Bonds	315,331	Discounted Cash Flow (b) Recoverability (c)	Discount Rate (b) Estimated Proceeds (c)	4.40% $33.7m	4.40% $33.7m

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	6,327,500	Transaction Approach (e)	Cost (e)	N/A	N/A

Common	13,131	Discounted Cash Flow (b)	Discount Rate (b)	5.25%	5.25%
Stocks		Recoverability (c)	Estimated Proceeds (c)	$9.1m	$9.1m

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	41,199	Guideline Public Company (f)	TEV / Revenue (f)	0.73x - 0.90x	0.82x

	785,448	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	2.50x - 7.00x	3.18x

Preferred Stock	230,144	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	7.00x	7.00x

Partnership Interests	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

Unfunded Commitments	45,975	Discounted Cash Flow (b)	Discount Rate (b)	9.16% - 27.48%	10.61%
	(1,252)	Transaction Approach (e)	Cost (e)	N/A	N/A

Total Fair Value	$105,335,155

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in the aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)	The Fund utilized a recent transaction, specifically a recent trade price, to fair value this security.
(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(g)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Annual Report | 33

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$15,816,923	$15,816,923	$—	$—
Senior Loans	237,087,919	—	126,243,460	110,844,459
Corporate Notes and Bonds	53,165,468	—	40,490,561	12,674,907
Convertible Bonds	2,307,532	—	2,307,532	—
Structured Products	23,455,576	—	23,455,576	—
Common Stocks	427,722	—	—	427,722
Preferred Stock	230,144	—	—	230,144
Partnership Interests	—	—	—	—
Unrealized appreciation on Unfunded Commitments	69,290	—	—	69,290

Total Assets	$332,560,574	$15,816,923	$192,497,129	$124,246,522

Liabilities:
Unrealized depreciation on Unfunded Commitments	(8,678)	—	—	(8,678)

Total Liabilities	(8,678)	—	—	(8,678)

	$332,551,896	$15,816,923	$192,497,129	$124,237,844

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2023:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Partnership Interests	Unfunded Commitments

Total Fair Value, beginning of year	$75,631,009	$73,159,804	$551,046	$1,753,260	$188,448	$—	$(21,549)
Purchases, including capitalized PIK	67,787,794	55,518,824	12,268,970	—	—	—	—
Sales/Paydowns	(14,823,486)	(14,591,605)	(217,788)	(14,093)	—	—	—
Accretion/(amortization) of discounts/(premiums)	213,875	210,708	3,167	—	—	—	—
Net realized gain/(loss)	(2,287,999)	(2,031,640)	217,789	14,093	(488,241)	—	—
Change in net unrealized appreciation/(depreciation)	3,143,140	4,004,857	(148,277)	(1,325,538)	529,937	—	82,161
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	(5,426,489)	(5,426,489)	—	—	—	—	—

Total Fair Value, end of year	$124,237,844	$110,844,459	$12,674,907	$427,722	$230,144	$—	$60,612

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2023 was $(1,158,258).

34 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2023:

Apollo Tactical Income Fund Inc.

Assets/ Liabilities	Fair Value at December 31, 2023	Valuation Technique(s) (a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$80,178,818	Discounted Cash Flow (b)	Discount Rate (b)	8.27% - 39.89%	10.95%

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	7,820,400	Transaction Approach (d)	Recent Trade (d)	98.00%	98.00%

	22,845,241	Transacation Approach (e)	Cost (e)	N/A	N/A

Corporate	6,056,332	Discounted Cash Flow (b)	Discount Rate (b)	6.92% - 12.53%	11.12%
Notes and Bonds	291,075	Discounted Cash Flow (b) Recoverability (c)	Discount Rate (b) Estimated Proceeds (c)	4.40% $33.7m	4.40% $33.7m

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	6,327,500	Transaction Approach (e)	Cost (e)	N/A	N/A

Common	3,599	Discounted Cash Flow (b)	Discount Rate (b)	5.25%	5.25%
Stocks		Recoverability (c)	Estimated Proceeds (c)	$9.1m	$9.1m

	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

	38,991	Guideline Public Company (f)	TEV / Revenue (f)	0.73x - 0.90x	0.82x

	385,132	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	2.50x - 7.00x	3.36x

Preferred Stock	230,144	Guideline Public Company (g)	TEV / EBITDA Multiple (g)	7.00x	7.00x

Partnership Interests	—	Recoverability (c)	Estimated Proceeds (c)	$—	$—

Unfunded Commitments	61,714	Discounted Cash Flow (b)	Discount Rate (b)	9.16% - 27.48%	10.55%
	(1,102)	Transaction Approach (e)	Cost (e)	N/A	N/A

Total Fair Value	$124,237,844

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in the aggregate based on a weight ranging from 0-100%.
(b)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

(c)
The Fund utilized a recoverability approach to fair value this security, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable input used in the valuation model was estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(d)	The Fund utilized a recent transaction, specifically a recent trade price, to fair value this security.
(e)	The Fund utilized a recent transaction, specifically purchase price, to fair value this security.
(f)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and revenue based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(g)
The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Cash and Cash Equivalents
Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2023, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Annual Report | 35

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Industry Classifications
The industry classifications of the Funds’ investments, as presented in the accompanying Consolidated Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications
used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.
Fair Value of Financial Instruments
The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Consolidated Statements of Assets and Liabilities.
Securities Transactions and Investment Income
Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the Valuation Policies and Procedures and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities. Dividend income from equity investments is recorded on the ex-dividend date. The Funds record dividend income and accrue interest income from private investments pursuant to the terms of the respective investment.
The Funds hold investments that have designated
payment-in-kind
(“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.
U.S. Federal Income Tax Status
The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2022, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2023 related to the 2022 tax year. For the year ended December 31, 2023, AFT and AIF recorded a U.S. federal excise tax provision of $65,631 and $70,093, respectively. No federal income tax provision is required for the year ended December 31, 2023.
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2020 to 2023. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2020 to 2023.
Distributions to Common Shareholders
The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to

36 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.
The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.
Derivatives
The Funds rely on certain exemptions in Rule 18f-4 under the Investment Company Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Each Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, a Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If either Fund ceases to qualify as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require such Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Note 3. Investment Advisory, Administration and Other Agreements with Affiliates
Investment Advisory Fee
The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2023, the Adviser earned fees of $3,608,644 and $3,297,084 from AFT and AIF, respectively.
Administrative Services and Expense Reimbursements
The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the

Annual Report | 37

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2023, the Adviser provided services under these agreements totaling $744,664 and $769,503 for AFT and AIF, respectively, which is shown in the Consolidated Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $75,129 and $75,051 for AFT and AIF, respectively, of remuneration for officers of the Funds. During the year ended December 31, 2023 both AFT and AIF had accrued a voluntary expense waiver totaling $146,219 and $308,587, respectively. This amount is reflected in receivable from affiliate in the Consolidated Statements of Assets and Liabilities. This waiver is completely voluntary by the Adviser and can be discontinued by the Adviser at any time without notice.
Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together, “U.S. Bank”). Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAVs, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator. U.S. Bank and AST provided services totaling $258,994 and $244,959 for AFT and AIF, respectively, for the year ended December 31, 2023, which are included in fund administration and accounting services in the Consolidated Statements of Operations.
Board of Directors Fees
On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $28,000 per Fund, plus $2,000 for each in-person
Board meeting (including meetings held via video-conference) of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket
expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Consolidated Statements of Operations in Board of Directors fees for the year ended December 31, 2023 is $150,049 and $150,049 of expenses related to the Board for each of AFT and AIF, respectively.
Other Affiliate Transactions
From time-to-time various affiliates of the Adviser are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, “Capital Solution” services) are earned and in certain circumstances are rebated back to the Funds in whole or in part. For the year ended December 31, 2023, both AFT and AIF received fee rebates from certain Affiliates in the amount of $50,828 and $46,619, respectively.
Note 4. Investment Transactions
For the year ended December 31, 2023, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$163,709,278	$177,041,578
Apollo Tactical Income Fund Inc.	$157,159,517	$151,320,505

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule
17a-7
under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2023, the Funds did not engage in any Cross-Trade activities.

38 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 5. Risks
Senior Loans
Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in

Annual Report | 39

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
The Funds may also engage in direct origination of loans. In originating loans, the Funds rely on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Funds rely on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Funds originate are generally Senior Loans, however neither Fund is limited in the type, amount or size of loans it may originate nor to a particular type of borrower. A Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Funds may also face heightened competition for direct origination, which may result in the Funds being required to make lower yielding investments.
Corporate Bonds
The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.
The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.
Subordinated Loans
Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Structured Products
Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

40 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.
Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Reference Rates
A Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate, or (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Note 6. Common Shares
Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,575	$295,515,991	15,573,575	$295,515,991
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent difference reclassified (primarily non-deductible expenses)	—	(90,464)	—	—
Return of Capital	—	—	—	—

Common shares outstanding, end of the year	15,573,575	$295,425,527	15,573,575	$295,515,991

Annual Report | 41

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Apollo Tactical Income Fund

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	14,464,026	$275,434,361	14,464,026	$275,434,361
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent difference reclassified (primarily non-deductible expenses)	—	(70,094)	—	—
Return of Capital	—	—	—	—

Common shares outstanding, end of the year	14,464,026	$275,364,267	14,464,026	$275,434,361

Dividends declared on common shares with a record date of January 1, 2023 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
January 11, 2023	January 20, 2023	January 23, 2023	January 31, 2023	$0.1080	$1,681,946	$1,681,946	—
February 9, 2023	February 17, 2023	February 21, 2023	February 28, 2023	$0.1130	$1,759,814	$1,759,814	—
March 13, 2023	March 23, 2023	March 24, 2023	March 31, 2023	$0.1130	$1,759,814	$1,759,814	—
April 10, 2023	April 20, 2023	April 21, 2023	April 28, 2023	$0.1130	$1,759,814	$1,759,814	—
May 11, 2023	May 22, 2023	May 23, 2023	May 31, 2023	$0.1180	$1,837,682	$1,837,682	—
June 12, 2023	June 22, 2023	June 23, 2023	June 30, 2023	$0.1180	$1,837,682	$1,837,682	—
July 14, 2023	July 21, 2023	July 24, 2023	July 31, 2023	$0.1260	$1,962,270	$1,962,270	—
August 11, 2023	August 23, 2023	August 24, 2023	August 31, 2023	$0.1260	$1,962,270	$1,962,270	—
September 11, 2023	September 21, 2023	September 22, 2023	September 29, 2023	$0.1290	$2,008,991	$2,008,991	—
October 12, 2023	October 23, 2023	October 24, 2023	October 31, 2023	$0.1350	$2,102,433	$2,102,433	—
November 10, 2023	November 21, 2023	November 22, 2023	November 30, 2023	$0.1350	$2,102,433	$2,102,433	—
December 11, 2023	December 20, 2023	December 21, 2023	December 29, 2023	$0.1370	$2,133,580	$2,133,580	—
January 11, 2024*	January 23, 2024	January 24, 2024	January 31, 2024	$0.1370	$2,133,580	$2,133,580	—
February 9, 2024*	February 21, 2024	February 22, 2024	February 29, 2024	$0.1370
* Declared subsequent to December 31, 2023

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
January 11, 2023	January 20, 2023	January 23, 2023	January 31, 2023	$0.1220	$1,764,611	$1,764,611	—
February 9, 2023	February 17, 2023	February 21, 2023	February 28, 2023	$0.1220	$1,764,611	$1,764,611	—
March 13, 2023	March 23, 2023	March 24, 2023	March 31, 2023	$0.1220	$1,764,611	$1,764,611	—
April 10, 2023	April 20, 2023	April 21, 2023	April 28, 2023	$0.1220	$1,764,611	$1,764,611	—
May 11, 2023	May 22, 2023	May 23, 2023	May 31, 2023	$0.1220	$1,764,611	$1,764,611	—
June 12, 2023	June 22, 2023	June 23, 2023	June 30, 2023	$0.1220	$1,764,611	$1,764,611	—
July 14, 2023	July 21, 2023	July 24, 2023	July 31, 2023	$0.1220	$1,764,611	$1,764,611	—
August 11, 2023	August 23, 2023	August 24, 2023	August 31, 2023	$0.1220	$1,764,611	$1,764,611	—
September 11, 2023	September 21, 2023	September 22, 2023	September 29, 2023	$0.1220	$1,764,611	$1,764,611	—
October 12, 2023	October 23, 2023	October 24, 2023	October 31, 2023	$0.1250	$1,808,003	$1,808,003	—
November 10, 2023	November 21, 2023	November 22, 2023	November 30, 2023	$0.1250	$1,808,003	$1,808,003	—
December 11, 2023	December 20, 2023	December 21, 2023	December 29, 2023	$0.1330	$1,923,715	$1,923,715	—
January 11, 2024*	January 23, 2024	January 24, 2024	January 31, 2024	$0.1330	$1,923,715	$1,923,715	—
February 9, 2024*	February 21, 2024	February 22, 2024	February 29, 2024	$0.1330
* Declared subsequent to December 31, 2023
AFT is authorized to issue 999,998,466 Common Shares. AIF is authorized to issue 1,000,000,000 Common Shares. Each Fund has filed a registration statement relating to an offering of Common Shares using the “shelf” registration process (the “Shelf Registration Statement”), each of which became effective on May 25, 2022.

42 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

The Shelf Registration Statement permits each Fund to offer and sell Common Shares having an aggregate offering value of up to $50,000,000. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Fund generally may not sell Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. Accordingly, the offering of Common Shares may be suspended from time to time, particularly when Common Shares are trading at a discount to their NAV. Each Fund is not required to issue Common Shares pursuant to the Shelf Registration Statement, and either, or each, may choose not to do so. As of December 31, 2023, the Funds had not sold any Common Shares pursuant to the Shelf Registration Statement.
Each Fund has entered into an at-the-market sales agreement (the “Sales Agreement”) with Virtu Americas LLC (“Virtu”) under which Virtu acts as the Funds’ agent or principal for the offer and sale of the Common Shares. Virtu is entitled to compensation at a commission rate of up to 1.0% of the gross sales price per share sold under the Sales Agreement.
Costs incurred by each Fund in connection with the initial Shelf Registration Statement are recorded as a prepaid expense and included in “Prepaid Expenses” on the Consolidated Statement of Assets and Liabilities and are amortized for a period of three years after the effective date of the Shelf Registration Statement.
Note 7. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the fiscal period ended December 31, 2023 permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Accumulated Loss	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$90,464	$(90,464)
Apollo Tactical Income Fund Inc.	$70,094	$(70,094)

The tax character of distributions paid by AFT during the fiscal year ended December 31, 2023 and 2022 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid to Common Shareholders from:	2023	2022

Ordinary Income*	$22,908,728	$17,037,490
Return of Capital	—	—

Total Distributions	$22,908,728	$17,037,490

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
The tax character of distributions paid by AIF during the fiscal year ended December 31, 2023 and 2022 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid to Common Shareholders from:	2023	2022

Ordinary Income*	$21,421,221	$17,009,694
Return of Capital	—	—

Total Distributions	$21,421,221	$17,009,694

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Annual Report | 43

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

As of December 31, 2023, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$2,243,295	$—	$(15,429,942)	$(48,158,408)
Apollo Tactical Income Fund Inc.	2,484,919	—	(13,365,273)	(50,914,234)
* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and tax adjustments on restructurings.
For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2023, short-term and long-term capital loss carryforwards totaled $(1,640,465) and $(46,517,943), respectively, for AFT and $(4,322,311) and $(46,591,923), respectively, for AIF, which may be carried forward for an unlimited period.
Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2023 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$351,702,345	$330,100,246

Unrealized appreciation	$3,304,230	$3,111,934
Unrealized depreciation	(18,778,894)	(16,537,819)

Net unrealized appreciation/(depreciation)*	$(15,474,664)	$(13,425,885)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.
Note 8. Credit Agreements and Preferred Shares
The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.
Apollo Senior Floating Rate Fund Inc.
On September 1, 2022, AFT entered into a third amended and restated credit facility (the “AFT Third Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on September 1, 2024. Under the terms of the AFT Third Amended Credit Facility, AFT may borrow a single term loan not to exceed $121,000,000 and may borrow up to an additional $12,000,000 on a revolving basis (the “AFT Revolving Loan”). Borrowings under this facility bear interest at a rate of SOFR plus 0.90%. Any unused portion of the AFT Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum on the average daily amount of available commitments. Additionally, the AFT Third Amended Credit Facility also permits the Fund to establish certain wholly owned subsidiaries. AFT has granted a security interest in substantially all of its assets in the event of default under the AFT Third Amended Credit Facility. As of December 31, 2023, AFT has $130,000,000 of principal outstanding under the AFT Third Amended Credit Facility, which is comprised of a term loan of $121,000,000 and a revolving loan of $9,000,000.

44 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

For the year ended December 31, 2023 the average daily principal loan balance outstanding was $130,000,000, the weighted average annual interest rate was 6.11% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $7,939,919.
The fair value of AFT’s borrowings under the AFT Third Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.
The AFT Third Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2023 AFT was not aware of any instances of non-compliance
related to the AFT Third Amended Credit Facility.
In connection with AFT’s entry into the AFT Third Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.
Apollo Tactical Income Fund Inc.
On January 24, 2023, AIF entered into a third amendment to the second amended and restated credit facility (the “AIF Third Amended Credit Facility”) with SMBC as lender, maturing on April 4, 2024, which permitted the Fund to amend certain investment policies. Under the terms of the AIF Third Amended Facility, the facility will bear interest at a rate of SOFR plus 0.875% to 1.25%. Substantially all other terms remain unchanged. AIF has granted a security interest in substantially all of its assets in the event of defaults under the AIF Third Amended Credit Facility. As of December 31, 2023, AIF has $121,000,000 of principal outstanding under the AIF Third Amended Credit Facility, which is comprised of a term loan of $110,000,000 and a revolving loan of $11,000,000.
Prior to January 24, 2023, AIF entered into a second amendment to the second amended and restated credit facility (the “AIF Second Amended Credit Facility”) with SMBC as lender, maturing on April 4, 2024, which permitted the Fund to establish certain wholly owned subsidiaries. Under the terms of the AIF Second Amended Credit Facility, AIF was permitted to borrow a single term loan not to exceed $110,000,000 and could borrow up to an additional $33,000,000 on a revolving basis (the “AIF Revolving Loan”). Borrowings under this facility bear an interest of SOFR plus 0.875%. Any unused portion of the AIF Revolving Loan is subject to a quarterly commitment fee equal to 0.125% per annum daily amount of available commitments.
For the year ended December 31, 2023, the average daily principal loan balance outstanding was $121,000,000, the weighted average annual interest rate was 6.08% and the interest expense, which is included on the Consolidated Statements of Operations in interest and commitment fee expense, was $7,359,947.
The fair value of AIF’s borrowings under the AIF Third Amended Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.
The AIF Third Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2023, AIF was not aware of any instances of non-compliance related to the AIF Third Amended Credit Facility.
In connection with AIF’s entry into the AIF Third Amended Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Consolidated Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the AIF Third Amended Credit Facility. The amortization of the deferred financing costs is included in the Consolidated Statements of Operations.

Annual Report | 45

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 9. General Commitments and Contingencies
As of December 31, 2023, the Funds had unfunded commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

Accelerate 360 Holdings, LLC Revolving Term Loan* **	$—	$508,873
Advarra Holdings, Inc. Delayed Draw Term Loan	580,151	580,151
Allied Benefits Systems Intermediate LLC Delayed Draw Term Loan	618,557	463,918
Anaplan, Inc. Revolving Term Loan	349,471	349,471
Anuvu Holdings 2, LLC Delayed Draw Term Loan **	35,074	33,195
Avalara, Inc. Revolving Term Loan	454,545	454,545
Channelside AcquisitionCo, Inc. Delayed Draw Term Loan **	46,667	46,667
Channelside AcquisitionCo, Inc. Revolving Term Loan	166,667	166,667
Coretrust Purchasing Group, LLC Delayed Draw Term Loan	338,346	338,346
Coretrust Purchasing Group, LLC Revolving Term Loan	338,346	338,346
Crewline Buyer, Inc. Revolving Term Loan	188,679	188,679
Cube Industrials Buyer, Inc. Revolving Term Loan	413,793	413,793
Evergreen IX Borrower 2023, LLC Revolving Term Loan	397,516	397,516
Gateway US Holdings, Inc. Revolving Term Loan*	—	112,686
Higginbotham Insurance Agency, Inc. 3rd Amd. Delayed Draw Term Loan **	296,889	296,889
Inovalon Holdings, Inc. Delayed Draw Term Loan* **	—	660,211
IQN Holding Corp. Delayed Draw Term Loan*	—	420,856
IQN Holding Corp. Revolving Term Loan*	—	320,856
NCL Corporation Ltd. Backstop Notes	694,000	694,000
NCL Corporation Ltd. Class B Bridge Notes	1,153,000	1,153,000
OMH-Healthedge Holdings, Inc. Revolving Term Loan	586,466	488,722
Planet US Buyer LLC Revolving Term Loan***	222,222	222,222
Redfin Corp. Delayed Draw Term Loan	1,750,000	1,750,000
Riverbed Technology, Inc. Revolving Term Loan	84,607	75,542
Ultimate Baked Goods Midco, LLC Revolving Term Loan*	—	248,649
Zendesk, Inc. Delayed Draw Term Loan	1,104,901	739,130
Zendesk, Inc. Revolving Term Loan	454,959	304,348

	$10,274,856	$11,767,278

* The unfunded commitment was held in AFT only or AIF only.
** Subsequent to December 31, 2023, all or a portion of the outstanding unfunded commitment was funded.
*** Subsequent to December 31, 2023, the outstanding commitment was terminated.
Unfunded commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded commitments is recorded in the Consolidated Statements of Assets and Liabilities and the Consolidated Statements of Operations. For the year ended December 31, 2023, AFT and AIF recorded a net change in unrealized appreciation on unfunded commitments totaling $101,223 and $121,395, respectively.
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Funds. Certain terms of these investments are not finalized at the time of the commitment and each respective fund’s allocation may change prior to the date of the funding. In this regard, the Funds may have to fund additional commitments in the future that is currently not obligated to but may be at a future point in time.
Note 10. Indemnification
The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.
Note 11. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

46 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively, the “Funds”), including the consolidated schedules of investments, as of December 31, 2023, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the ten years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
February 21, 2024
We have served as the auditor of one or more Apollo Investment Companies since 2011.

 | 47

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks
December 31, 2023 (unaudited)

Recent Changes:
This section summarizes certain changes since December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

There have been no changes in investment policies since each Fund’s last annual report.
AFT — Investment Objective and Policies:
AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”); however, the synthetic London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders may also be used. Senior Loans are typically made to U.S. and, to a limited extent,
non-U.S.
corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its “managed assets” in floating rate Senior Loans and investments with similar economic characteristics. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
This 80% policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.
The Fund seeks to achieve its investment objective by investing primarily in Senior Loans and investments with similar economic characteristics. Senior Loans hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, plus a premium. Borrowers may obtain Senior Loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. The Fund generally targets investments in recently issued Senior Loans that have structural characteristics, including stronger lender protections, that are more favorable for investors. These Senior Loans provide a minimum coupon (called a “floor”) that helps protect the Fund’s income in falling or flat-rate environments. The Fund may also seek to gain exposure to Senior Loans by investing in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, collateralized loan obligations (including synthetic collateralized loan obligations), reverse repurchase agreements and other similar transactions.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may invest in U.S. dollar and
non-U.S.
dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry.
The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage).
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objective, the Adviser actively constructs and manages a portfolio of Senior Loans and other investments. The Adviser’s investment process is rigorous, proactive and continuous. Close

48 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact a Borrower’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are evaluated but are not considered to be the sole or determinative factor of selection. The criteria used by the Adviser in credit selection may include an evaluation of whether a Senior Loan is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower’s indebtedness on a timely basis. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, including collateralized loan obligations. The Adviser will seek to select structured products which are well-structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AIF — Investment Objective and Policies:
AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s “managed assets” will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund defines “managed assets” as the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed or notes issued and the liquidation preference of preferred shares).
The 80% policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.
Securities Rated Below Caa or CCC
. AIF has adopted a policy to not invest more than 20% of its managed assets in credit instruments that are rated Caa or lower by Moody’s or CCC or lower by S&P or Fitch Ratings Inc. Unrated credit instruments are not subject to this policy.
Structured Products
. AIF has adopted a policy to not invest more than 20% of its managed assets in structured products.
The Adviser seeks to achieve the Fund’s investment objectives primarily by allocating the Fund’s assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. The Fund’s investments consist primarily of Senior Loans and Corporate Bonds. The Fund, however, has

Annual Report | 49

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

provided the Adviser with the flexibility to invest in varying types of credit instruments based on its analysis of the credit markets. This ability to dynamically allocate the Fund’s assets may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or Corporate Bonds) and substantially less invested in other types of credit instruments.
The Fund may invest in subordinated loans. The Fund may invest in distressed securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The Fund may make investments in
non-U.S.
entities, including issuers in emerging markets, but expects to make any investments in foreign issuers primarily in U.S. dollar denominated securities.
The Fund reserves the right to invest in credit instruments of any maturity. The Fund reserves the right to invest in credit instruments of any duration. It is anticipated that the duration of the Fund’s portfolio will be lower than that of the overall “junk bond” market. Duration is a measure of how sensitive a bond or the Fund’s portfolio may be to changes in interest rates.
The Fund currently utilizes leverage from a credit facility in furtherance of this investment strategy.
In seeking to achieve the Fund’s investment objectives, the Adviser will actively construct and manage a portfolio of credit instruments and other investments. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.
The Adviser’s investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides the basis for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage and structural seniority. The Adviser may also employ a sector analysis to assess industry trends and characteristics that may impact an issuer’s potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the credit ratings of an issuer are evaluated but are not considered to be the sole or determinative factor for selection. The criteria used by the Adviser in credit selection may include an evaluation of whether an issuer’s debts are adequately collateralized or over-collateralized and whether it has sufficient earnings and cash flow to service its indebtedness on a timely basis. The Adviser expects to gain exposure to issuers across a broad range of industries and of varying characteristics and return profiles.
Similar to its investment in other credit instruments, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products. The Adviser will seek to select structured products which are well structured and collateralized by portfolios of credit instruments or other assets that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the instrument purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into swaps or other derivative transactions.
AFT Risk Factors:
General
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

50 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment
rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country
or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.
Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.
Senior Loans.
Senior Loans are subject to the risk of
non-payment
of scheduled interest or principal. Such
non-payment
would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a

Annual Report | 51

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Senior Loan would satisfy the Borrower’s obligation in the event of non-payment
of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Consolidated Schedules of Investments.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Fund would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.
The Fund may also engage in direct origination of loans. In originating loans, the Fund relies on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Fund relies on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Fund originates are generally Senior Loans, however the Fund is not limited in the type, amount or size of loans it may originate nor to a particular type of borrower. The Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Fund may also face heightened competition for direct origination, which may result in the Fund being required to make lower yielding investments.

52 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Below Investment Grade Securities Risk
. The Fund anticipates that it will invest the majority of its assets in Senior Loans, subordinated loans and other debt instruments that are rated below investment grade.
Non-investment
grade fixed income or convertible securities, often referred to as “junk bonds,” “leveraged loans” or “high yield” securities, are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment
grade debt securities and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a high risk of default. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities and similar instruments often are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of Borrowers issuing such securities and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the Fund may use credit derivatives that may expose it to additional risk in the event that the securities underlying the derivatives default.
Prepayment Risk
. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“Call Protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Subordinated loans typically do not have Call Protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Annual Report | 53

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Senior Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Liquidity Risk
. The Fund generally considers “illiquid securities” to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely-traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions.
Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

54 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Distressed and Defaulted Securities Risk
. The Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with interest rate floors, the Fund will not realize additional income if rates increase to levels below the interest rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AIF Risk Factors
:
General Risk
. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.
Market Risk
. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, may have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Annual Report | 55

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Actual and threatened responses to such military action may impact the markets for certain commodities and various issuers and may likely have collateral impacts on markets globally. The extent and duration of the military action, resulting sanctions imposed and other punitive action taken and resulting future market disruptions, including declines in European stock markets and the value of Russian sovereign debt, cannot be easily predicted, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including escalating and more widespread military conflict, purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks may impact global economies and the Fund’s investments in various markets.
In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.
Below Investment Grade Instruments Risk.
The Fund’s investments in below investment grade quality securities and instruments (commonly referred to as “high yield” securities, “junk bonds” or “leveraged loans”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Credit instruments rated below investment grade generally offer a higher current yield than that available from higher rated securities, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the market values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the

56 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

true financial condition of the issuer. The Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund to the extent that the issuers of these instruments default on the instruments, and the federal income tax consequences to the Fund as a holder of such instruments may not be clear.
Covenant Lite Loan Risk
. Some of the loans or debt obligations in which the Fund may invest are “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund.
Fixed Income Instrument Risk
. In addition to the other risks described herein, fixed income credit instruments, including high yield securities, are also subject to certain risks, including:
Issuer Risk
. The value of credit instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Credit Risk
. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. The prices of lower grade securities generally are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.
Interest Rate Risk
. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed rate instruments generally rises. Conversely, during periods of rising interest rates, the market price of such instruments generally declines. The magnitude of these fluctuations in the market price of fixed rate credit instruments is generally greater for instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. In addition, some credit instruments may allow an issuer to opt between SOFR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund’s net asset value. The Fund may utilize certain strategies, including investments in swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.
Reinvestment Risk
. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common stock or its overall return.
Spread Risk
. Wider credit spreads and decreasing market values typically reflect a deterioration of a fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. In addition to spreads widening due to greater credit risk with respect to a particular security, spread widening may also occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, market-specific credit concerns or general reductions in risk tolerance.
Prepayment Risk
. During periods of declining interest rates, the issuer of a credit instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to common stockholders. This

Annual Report | 57

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

is known as prepayment or “call” risk. Credit instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased and may result in losses to the Fund.
Senior Loans Risk
. Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Any specific collateral used to secure a Senior Loan, however, may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.
In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower

58 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Senior Loan.
The Fund may also engage in direct origination of loans. In originating loans, the Fund relies on the Adviser’s proprietary sourcing channels, which targets large corporate and private sponsor-backed issuers. In determining whether to originate a loan, the Fund relies on the Adviser’s analysis of the creditworthiness of a borrower and/or any collateral for payment of interest and repayment of principal. The level of analytical sophistication necessary for conducting this analysis is high and the Adviser must rely more significantly on its own resources to conduct due diligence on borrowers than for secondary market debt purchases. The loans the Fund originates are generally Senior Loans, however the Fund is not limited in the type, amount or size of loans it may originate nor to a particular type of borrower. The Fund will earn origination and other types of borrower fees in connection with originating and structuring loans. Direct loans are not publicly traded and may not have a secondary market. Direct loans are subject to heightened liquidity risk and interest rate risk, and some direct loans may be deemed illiquid. The Fund may also face heightened competition for direct origination, which may result in the Fund being required to make lower yielding investments.
Subordinated Loans Risk
. Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.
Distressed and Defaulted Securities Risk.
The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. Investment in these distressed securities is speculative and involves significant risks.
Leverage Risk
. The Fund uses leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with interest rate floors, the Fund will not realize additional income if rates increase to levels below the interest rate floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
Reference Rate Risk
. The Fund may invest in financial instruments that recently transitioned from using or continue to use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month

Annual Report | 59

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

U.S. dollar LIBOR settings ceased to be published or are no longer representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average, ceased to be published after December 31, 2021. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on the SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contract, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Closed-End
Structure; Market Discount from Net Asset Value
. Shares of
closed-end
investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” As a result, the Fund is designed primarily for long-term investors. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether an investor will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value. As with any security, complete loss of investment is possible.
AFT Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1. Make investments for the purpose of exercising control or management.
2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon.
3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.
4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.
5. Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

60 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Fund Investment Objectives, Policies and Risks (continued)
December 31, 2023 (unaudited)

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time.
AIF Fundamental Investment Restrictions:
The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subject to such shareholder approval, the Fund may not:
1. Make investments for the purpose of exercising control or management;
2. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, swap contracts, futures contracts and options thereon;
3. Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;
4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;
5. Make loans, except as permitted under the Investment Company Act, as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction from time to time.
6. Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt
securities of governments or their political subdivisions will not be considered to represent an industry. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.
Other Corporate Governance
Each Fund has opted-in to the Maryland Control Share Acquisition Act (the “MCSAA”). The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for each Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).
The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and each Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.” Some uncertainty around the general application under the Investment Company Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

Annual Report | 61

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information
December 31, 2023 (unaudited)

Updated Disclosures for the Effective Shelf Offering Registration Statements
The following includes additional disclosures for each Fund’s effective Shelf Registration Statement as of the fiscal year ended December 31, 2023.
Summary of Fund Expenses
The purpose of the following table and example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of borrowings in an amount equal to 33% of each Fund’s Managed Assets (after the leverage is incurred) and shows each Fund’s expenses as a percentage of net assets attributable to Common Shares. Each Fund’s actual expenses may vary from the estimated expenses shown in the table. The extent of each Fund’s assets attributable to leverage following an offering, and each Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Apollo Senior Floating Rate Fund Inc.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales load paid by you (as a percentage of offering price)	1.00	% (1)
Offering Expenses borne by Common Shareholders (as a percentage of offering price)	0.57	% (1)
Dividend Reinvestment Plan Fees	None	(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (6)

Investment management fee (3)	1.52%
Interest payments on borrowed funds (4)	3.00%
Other expenses (5)	0.93%

Total annual Fund operating expenses	5.45%

Apollo Tactical Income Fund Inc.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales load paid by you (as a percentage of offering price)	1.00	% (1)
Offering Expenses borne by Common Shareholders (as a percentage of offering price)	0.57	% (1)
Dividend Reinvestment Plan Fees	None	(2)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares (6)

Investment management fee (3)	1.53%
Interest payments on borrowed funds (4)	3.02%
Other expenses (5)	1.00%

Total annual Fund operating expenses	5.55%

(1)
If the Common Shares are sold to or through agents, a corresponding prospectus supplement will set forth any applicable sales load and the estimated offering expenses. Holders of Common Shares will pay all offering expenses involved with an offering.

(2)
There is no charge to participants for reinvesting dividends or capital gains distributions. Each Fund’s plan agent service fee for handling the reinvestment of such dividends and capital gains distributions will be paid by the Fund. Shareholders will bear a proportionate share of brokerage commissions on all open market purchases.

(3)
The Adviser receives a monthly management fee for its advisory services equal to an effective annual rate of 1.0% of the average daily value of each Fund’s Managed Assets assuming that the amount of leverage of 33% of each Fund’s Managed Assets is used. The amount of leverage used by a Fund may change over time. Each Fund’s historical use of leverage for the past 10 fiscal periods in shown in the table titled “Senior Securities” below.

62 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2023 (unaudited)

(4)
Interest expense assumes that leverage represents 33% of each Fund’s Managed Assets and is charged at an interest rate pursuant to the terms of each Fund’s credit agreement. The types of leverage and terms of the respective credit agreements are included in Note
8-
Credit Agreements and Preferred Shares of this annual report.

(5)	“Other expenses” are based upon estimated amounts for the current fiscal year. Other expenses include amortized offering costs.
(6)
For purposes of the Fee Table, each Fund’s net assets have been calculated as Managed Assets less the principal amount of borrowings under the Amended Credit Facility. As of the date of this prospectus, each Fund does not have any preferred shares outstanding.

Example
The following example illustrates the hypothetical expenses (including the sales load of $10.00, estimated offering expenses of this offering of $5.70 and the estimated costs of borrowings with the Fund utilizing leverage representing 33% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 5.45% of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Apollo Senior Floating Rate Fund Inc.	$64	$171	$277	$538

The following example illustrates the hypothetical expenses (including the sales load of $10.00, estimated offering expenses of this offering of $5.65 and the estimated costs of borrowings with the Fund utilizing leverage representing 33% of the Fund’s Managed Assets) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 5.55% of net assets attributable to Common Shares and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Apollo Tactical Income Fund Inc.	$65	$174	$281	$545

* The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that the estimated “Other expenses” set forth in the Fee Table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Price Range of Common Shares
The following tables set forth the high and low market prices for
Common
Shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years, along with the corresponding NAV per share and discount or premium to NAV for each quotation.

Apollo Senior Floating Rate Fund Inc.

	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

December 31, 2023	$13.58	$12.62	$15.03	$14.85	(9.65)%	(15.02)%
September 30, 2023	$13.71	$12.80	$15.25	$14.87	(10.10)%	(13.92)%
June 30, 2023	$12.91	$12.30	$14.79	$14.49	(12.71)%	(15.11)%
March 31, 2023	$13.56	$12.27	$14.82	$14.47	(8.50)%	(15.20)%
December 31, 2022	$12.83	$12.18	$14.33	$14.31	(10.47)%	(14.88)%
September 30, 2022	$13.82	$12.44	$15.25	$14.36	(9.38)%	(13.37)%
June 30, 2022	$14.88	$12.68	$16.16	$14.87	(7.92)%	(14.73)%
March 31, 2022	$16.99	$14.29	$16.61	$15.98	2.29%	(10.58)%
December 31, 2021	$16.55	$15.80	$16.46	$16.68	0.55%	(5.28)%
September 30, 2021	$15.93	$15.11	$16.66	$16.66	(4.38)%	(9.30)%
June 30, 2021	$15.78	$14.91	$16.74	$16.37	(5.73)%	(8.92)%
March 31, 2021	$15.03	$14.30	$16.49	$16.15	(8.85)%	(11.46)%
December 31, 2020	$14.46	$12.57	$16.20	$15.44	(10.74)%	(18.59)%

Annual Report | 63

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2023 (unaudited)

Apollo Tactical Income Fund Inc.

	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low

December 31, 2023	$14.50	$12.51	$14.73	$14.42	(1.56)%	(13.25)%
September 30, 2023	$13.54	$12.63	$14.83	$14.45	(8.70)%	(12.60)%
June 30, 2023	$12.69	$12.00	$14.41	$14.09	(11.94)%	(14.38)%
March 31, 2023	$13.08	$11.78	$14.39	$13.92	(9.10)%	(15.37)%
December 31, 2022	$12.49	$11.78	$14.11	$13.86	(11.48)%	(15.01)%
September 30, 2022	$13.41	$11.78	$14.98	$13.85	(10.48)%	(14.95)%
June 30, 2022	$14.53	$12.04	$16.06	$14.09	(9.53)%	(14.55)%
March 31, 2022	$15.91	$13.91	$16.61	$15.75	(4.21)%	(11.68)%
December 31, 2021	$16.00	$15.29	$16.66	$16.44	(3.96)%	(7.00)%
September 30, 2021	$15.97	$15.22	$16.75	$16.73	(4.66)%	(9.03)%
June 30, 2021	$15.65	$14.87	$16.82	$16.43	(6.96)%	(9.49)%
March 31, 2021	$14.95	$14.24	$16.49	$16.33	(9.34)%	(12.80)%
December 31, 2020	$14.48	$12.51	$16.27	$15.34	(11.00)%	(18.45)%

As of December 31, 2023, AFT’s discount to NAV was (11.84)% or $1.78 per share ($15.03 NAV per share, $13.25 market price per share) and AIF’s discount to NAV was (5.48)% or $0.81 per share ($14.77 NAV per share, $13.96 market price per share).
Shares of
closed-end
investment companies, such as the Funds, frequently trade at a discount to their net asset value. Because of this possibility and the possibility that any such discount may not be in the best interest of shareholders, each Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that either Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share.
Senior Securities
The following tables set forth information regarding each Fund’s outstanding senior securities as of the end of the last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act. The information in this table for the fiscal years ended 2023, 2022, 2021, 2020 and 2019 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Apollo Senior Floating Rate Fund Inc.

Year Ended	Total Debt Outstanding	Asset Coverage per $1,000 of Debt Outstanding (1)	Asset Coverage Per Share (2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security

December 31, 2023	$130,000,000	$2,801	N/A	N/A	Loan
December 31, 2022	$130,000,000	$2,700	N/A	N/A	Loan
December 31, 2021	$130,000,000	$2,971	N/A	N/A	Loan
December 31, 2020	$121,000,000	$3,079	N/A	N/A	Loan
December 31, 2019	$141,000,000	$2,871	N/A	N/A	Loan
December 31, 2018	$141,000,000	$2,804	N/A	N/A	Loan
December 31, 2017	$141,000,000	$2,972	N/A	N/A	Loan
December 31, 2016	$141,000,000	$2,995	N/A	N/A	Loan
December 31, 2015	$149,269,000	$2,765	N/A	N/A	Loan
December 31, 2014	$149,269,000	$2,909	N/A	N/A	Loan
December 31, 2013	$122,704,615	$3,676	$294,078	$20,000	Loan & Preferred Shares

64 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2023 (unaudited)

Apollo Tactical Income Fund Inc.

Year Ended	Total Debt Outstanding	Asset Coverage per $1,000 of Debt Outstanding (1)	Asset Coverage Per Share (2)	Average Market Value per Share (Excluding Debt Outstanding)	Type of Senior Security

December 31, 2023	$121,000,000	$2,765	N/A	N/A	Loan
December 31, 2022	$121,000,000	$2,656	N/A	N/A	Loan
December 31, 2021	$121,000,000	$2,977	N/A	N/A	Loan
December 31, 2020	$110,000,000	$3,139	N/A	N/A	Loan
December 31, 2019	$126,500,000	$2,927	N/A	N/A	Loan
December 31, 2018	$126,500,000	$2,837	N/A	N/A	Loan
December 31, 2017	$138,000,000	$2,828	N/A	N/A	Loan
December 31, 2016	$138,000,000	$2,800	N/A	N/A	Loan
December 31, 2015	$138,000,000	$2,674	N/A	N/A	Loan
December 31, 2014	$138,000,000	$2,909	N/A	N/A	Loan
December 31, 2013	$138,000,000	$3,045	N/A	N/A	Loan

(1)
Calculated by subtracting the Fund’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

(2)
Calculated by subtracting the Fund’s total liabilities (not including the Preferred Shares (if applicable) and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Preferred Shares outstanding.

Unresolved Staff Comments
The Funds do not believe that there are any material unresolved written comments received 180 days or more before December 31, 2023 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act, or its respective Shelf Registration Statement.
Dividend Reinvestment Plan
Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.
A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.
The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated
form in the plan administrator’s name or that of its nominee.
The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

Annual Report | 65

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Additional Information (continued)
December 31, 2023 (unaudited)

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.
Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at
1-877-864-4834.
The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15
th
Avenue, Brooklyn NY 11219.
Shareholder Tax Information
The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. Federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2023, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 90.07% and 84.20%, respectively.

66 | Annual Report

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Directors and Officers
December 31, 2023 (unaudited)

Directors and Officers
The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.
Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/trusteeships.

Directors and Officers Name, Address (1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS (2) (6)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Global Management, Inc. and affiliates (investment advisor) from 2008 to 2022. Senior Advisor, Apollo Global Management, Inc. and affiliates (investment advisor) from 2022 - present.	2	None.
INDEPENDENT DIRECTORS (3)
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2025 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Meredith Coffey (born 1968)	Director	AFT Director since 2023 and AIF Director since 2023; current terms end at the 2026 annual meeting.	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association from 2008 to 2023.	2	Director, Apollo Debt Solutions, BDC (2021- present), Trustee, Apollo Diversified Credit Fund (2022-present), Apollo S3 Private Markets Fund (2023-present).
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2025 annual meeting.	Co-Founder, President and COO, KMP Music LLC from 2020 to 2023: Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC 2014 to 2022.	2	CBIZ, Inc.

Annual Report | 67

Apollo Senior Floating Rate Fund Inc.
Apollo Tactical Income Fund Inc.
Directors and Officers (continued)
December 31, 2023 (unaudited)

Directors and Officers Name, Address (1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2024 annual meeting.	Private Investor; Corporate Director/Trustee.	2	MidCap Financial Investment Corporation; BellRing Brands, Inc.
EXECUTIVE OFFICERS (4)
James Vanek (born 1979)	President and Chief Investment Officer	AFT and AIF since 2023.	Co-head of Apollo’s Global Performing Credit business since 2018.	N/A	Loan Syndications and Trading Association.
Kenneth Seifert (born 1978)	Treasurer and Chief Financial Officer	AFT and AIF since 2021.	Treasurer and Chief Financial Officer of Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund since 2022; Treasurer, Chief Financial Officer and Principal Financial Officer of Apollo S3 Private Markets Fund since 2023; Controller, Principal and Director, Apollo Global Management, Inc. and affiliates since 2021 and 2017, respectively.	N/A	N/A
Kristin Hester (born 1980)	Secretary and Chief Legal Officer	AFT and AIF since 2022.	Chief Legal Officer and Secretary for Apollo Debt Solutions BDC, MidCap Investment Corporation and Apollo Diversified Credit Fund since 2022; Chief Legal Officer and Secretary for Apollo S3 Private Markets Fund since 2023; Apollo Global Management, Inc. and affiliates since 2015.	N/A	N/A
Ryan Del Giudice (5) (born 1990)	Chief Compliance Officer	AFT and AIF since 2023.	Principal, Apollo Global Management, Inc., since 2022; Chief Compliance Officer, Apollo Diversified Credit Fund and Apollo Diversified Real Estate Fund, since 2018; Chief Compliance Officer, MidCap Financial Investment Corporation and Apollo Debt Solutions BDC, since 2023; Chief Compliance Officer. Apollo S3 Private Markets Fund since 2023; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC from 2017 to 2022.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are the directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds serve at the pleasure of the Board of Directors.
(5)	Prior to March 13, 2023, Isabella Gold served as the Chief Compliance Officer of the Funds. Ryan Del Giudice was appointed by the Board of each Fund to serve as his replacement as of such date.
(6)	Robert Borden retired from the Board effective December 31, 2023.

68 | Annual Report

Important Information About This Report

Investment Adviser
Apollo Credit Management, LLC
9 West 57th Street
New York, NY 10019
Administrator
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Custodian
U.S. Bank N.A.
Corporate Trust Services
1 Federal Street
Boston, MA 02110
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112
Fund Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at
1-877-864-4834
and additional reports will be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2023 are available (i) without charge, upon request, by calling
1-877-864-4834
and (ii) on the SEC’s website at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms
N-PORT
are available on the SEC’s website at http://www.sec.gov.

Annual Report | 69

Important Information About This Report (continued)

Privacy Policy
We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.
What Information Do We Have About You?
We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”
With Whom Do We Share Your Personal Information?
We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.
Protecting the Confidentiality of Our Investor Information
Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.
Opt-Out
Notice
We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:
Apollo Credit Management, LLC
c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.
9 West 57th Street, 42nd Floor, New York, NY 10019
Attn: Ryan Del Giudice
The ability to
opt-out
of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.
If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out
applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.
Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.
If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.
If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

70 | Annual Report

9 West 57th Street, New York, NY 10019
1-877-864-4834
• www.apollofunds.com
12/31/2023

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees and expenses billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2023 were $116,000 and $116,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2022 and December 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2022 and December 31, 2023 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,000 and $7,000, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2022 and December 31, 2023 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2022 and December 31, 2023 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $27,000 and $10,000, respectively, related to a shelf offering registration statement. The aggregate fees in this category billed in the fiscal years ended December 31, 2022 and December 31, 2023 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2022 and December 31, 2023 were $34,000 and $17,000, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Meredith Coffey, Glenn N. Marchak (Chairman), Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other, and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 31, 2023, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
James Vanek	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

(a)(2) As of December 31, 2023, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)
James Vanek
Registered Investment Companies:	3	$10.291 Billion	1	$8.834 Billion
Other Pooled	5	$7.730 Billion	4	$3.732 Billion
Investment Vehicles:
Other Accounts:	2	$0.709 Billion	1	$0.376 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission- equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other

Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the Adviser, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4) Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2023 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
James Vanek	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-

3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Senior Floating Rate Fund Inc.

By (Signature and Title) /s/ James Vanek
James Vanek, President
(principal executive officer)

Date February 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ James Vanek
James Vanek, President
(principal executive officer)

Date February 21, 2024

By (Signature and Title) /s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer
(principal financial officer)

Date February 21, 2024